                                    [GRAPHIC]

                                             THE OAKMARK FUND

                                             THE OAKMARK
                                             SELECT FUND

                                             THE OAKMARK SMALL
                                             CAP FUND

                                             THE OAKMARK EQUITY
                                             AND INCOME FUND

                                             THE OAKMARK
                                             GLOBAL FUND

                                             THE OAKMARK
                                             INTERNATIONAL FUND

                                             THE OAKMARK
                                             INTERNATIONAL SMALL
                                             CAP FUND


                               SEMI-ANNUAL REPORT

                                 MARCH 31, 2000




MANAGED BY HARRIS ASSOCIATES L.P.                                     [LOGO]

THE OAKMARK FAMILY OF FUNDS

     2000 SEMI-ANNUAL REPORT
     ---------------------------------------------------------------------------

     LETTER FROM THE CHAIRMAN AND PRESIDENT .......................1

     THE OAKMARK FAMILY OF FUNDS SUMMARY ..........................2

     THE OAKMARK FUND
        Letter from the Portfolio Manager .........................4
        Schedule of Investments ...................................6

     THE OAKMARK SELECT FUND
        Letter from the Portfolio Manager .........................9
        Schedule of Investments ..................................11

     THE OAKMARK SMALL CAP FUND
        Letter from the Portfolio Managers .......................13
        Schedule of Investments ..................................15

     THE OAKMARK EQUITY AND INCOME FUND
        Letter from the Portfolio Manager ........................18
        Schedule of Investments ..................................20

     THE OAKMARK GLOBAL FUND
        Letter from the Portfolio Managers .......................23
        Global Diversification Chart .............................25
        Schedule of Investments ..................................26

     THE OAKMARK INTERNATIONAL FUND
        Letter from the Portfolio Managers .......................29
        International Diversification Chart ......................31
        Schedule of Investments ..................................32

     THE OAKMARK INTERNATIONAL SMALL CAP FUND
        Letter from the Portfolio Managers .......................36
        International Diversification Chart ......................38
        Schedule of Investments ..................................39

     FINANCIAL STATEMENTS
        Statement of Assets and Liabilities ......................44
        Statement of Operations ..................................46
        Statement of Changes in Net Assets .......................48
        Notes to Financial Statements ............................55

     TRUSTEES AND OFFICERS .......................................69

     FOR MORE INFORMATION

     Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or
     (617) 578-1329.

     WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
     Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK (1-800-476-9625).

     TO COMMENT ON SHAREHOLDER SERVICES
     E-mail us at ServiceComments@oakmark.com.

LETTER FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

We are pleased to present the Semi-Annual Report for The Oakmark Family of Funds. After a difficult start, the last month of the quarter provided reinforcing evidence that value investing is nearing a positive turn.

One of the most important hallmarks of a successful investment firm is the ability to create a team of focused and disciplined individuals that can define and execute its investment philosophy in environments that can, at times, be extremely challenging.

[PHOTO]

On the next several pages, you will notice some changes in our "lineup." As you know, Robert Sanborn has stepped down from the management of The Oakmark Fund. His very positive contribution to our long-term success is obvious, but it was time for a change. We expect him to continue to play a significant role in our firm. In the meantime, our careful planning leaves us in the enviable position of seamlessly changing the management of The Oakmark Fund. Additional changes in our "lineup" include adding a second manager to three of our funds.

The message should be very clear. We have the depth and commitment to bring a large group of talented individuals into the spotlight to help insure the long-term success of our fund family.

On many recent occasions, we have indicated a growing confidence that value investing will come back. This quarter, our buy list has expanded to levels not seen since 1990, and takeovers of "old economy" stocks at significant price premiums are accelerating. These are classic signs that our turn is near. Your patience will be rewarded.

We are happy to announce that in the coming months we will be making exciting improvements to our web site. In the future on www.oakmark.com, you will be able to purchase shares, change your address, or order duplicate statements on-line. You will also find a new page design with improved navigation to make the site easier to use. We appreciate your feedback on our current site and we used your valuable comments to develop these improvements.

/s/ Victor Morgenstern

VICTOR MORGENSTERN
CHAIRMAN

/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT


April 6, 2000

                                                                          [LOGO]

THE OAKMARK FAMILY OF FUNDS

     SUMMARY INFORMATION
     -------------------

PERFORMANCE FOR PERIOD                                             THE OAKMARK                   THE OAKMARK
ENDED                                THE OAKMARK                     SELECT                       SMALL CAP
MARCH 31, 2000                          FUND                          FUND                          FUND
-----------------------------------------------------------------------------------------------------------------------
3 MONTHS                                (9.0%)                         9.0%                         (1.5%)
-----------------------------------------------------------------------------------------------------------------------
6 MONTHS                               (15.1%)                        16.5%                         (3.5%) (a)
-----------------------------------------------------------------------------------------------------------------------
1 YEAR                                 (18.1%)                        12.8%                         (0.6%)
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
   RETURN FOR:
   3 YEAR                               2.5%                          28.3%                         1.6%
-----------------------------------------------------------------------------------------------------------------------
   5 YEAR                               9.9%                           N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                      19.2%                         31.8%                         11.2%
-----------------------------------------------------------------------------------------------------------------------
VALUE OF $10,000                       $45,767                       $25,667                       $15,974
FROM INCEPTION DATE                   (8/5/91)                      (11/1/96)                     (11/1/95)
-----------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS             Fortune Brands, Inc.    4.8%   Washington                    Catellus Development
AS OF MARCH 31, 2000          Washington                       Mutual, Inc.        13.5%     Corporation          6.8%
                                Mutual, Inc.          4.1%   USG Corporation        9.7%   Ugly Duckling
                              Brunswick                      The Reynolds &                  Corporation          5.3%
COMPANY AND % OF TOTAL          Corporation           3.8%     Reynolds Company     8.3%   ITT Educational
NET ASSETS                    The Dun & Bradstreet           Toys `R' Us, Inc.      8.2%     Services, Inc.       4.7%
                                Corporation           3.8%   The Dun & Bradstreet          National Data
                              ACNielsen                        Corporation          6.9%     Corporation          4.4%
                                Corporation           3.8%                                 People's Bank of
                                                                                             Bridgeport, CT       3.9%
-----------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES           Other Consumer                 Banks & Thrifts       15.7%   Real Estate           11.0%
AS OF MARCH 31, 2000            Goods & Services     19.5%   Information Services  11.2%   Banks & Thrifts       10.2%
                              Information Services    8.1%   Retail                 9.8%   Insurance              7.5%
                              Food & Beverage         7.6%   Building Materials            Food & Beverage        7.4%
COMPANY AND % OF TOTAL        Banks & Thrifts         7.0%     & Construction       9.7%   Retail                 6.8%
NET ASSETS                    Machinery &                    Computer Software      8.3%
                                Industrial Processing 6.5%

(a) During the six months ended March 31, 2000, Initial Public Offerings ("LPOs") contributed .34%, 1.6% and 10% to the performance of Small Cap, Equity and Income and Global, respectively. As the IPO environment changes and the total assets of the Funds grow, the impact of IPOs on performance will diminish.

2  THE OAKMARK FAMILY OF FUNDS

PERFORMANCE FOR PERIOD                    THE OAKMARK                 THE OAKMARK                THE OAKMARK
ENDED                                     EQUITY AND                    GLOBAL                  INTERNATIONAL
MARCH 31, 2000                            INCOME FUND                    FUND                        FUND
---------------------------------------------------------------------------------------------------------------------
3 MONTHS                                    4.4%                          0.8%                      (0.2%)
---------------------------------------------------------------------------------------------------------------------
6 MONTHS                                     8.0% (a)                     9.6% (a)                    8.9%
---------------------------------------------------------------------------------------------------------------------
1 YEAR                                      12.7%                          N/A                       22.4%
---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
   RETURN FOR:
   3 YEAR                                  15.9%                          N/A                       7.5%
---------------------------------------------------------------------------------------------------------------------
   5 YEAR                                   N/A                           N/A                       13.9%
---------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                         15.5%                          N/A                       13.6%
---------------------------------------------------------------------------------------------------------------------
VALUE OF $10,000                          $18,924                       $10,061                    $26,012
FROM INCEPTION DATE                      (11/1/95)                     (8/4/99)                   (9/30/92)
---------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS             The Reynolds &                   Department 56, Inc.   5.3%   Tomkins plc          4.8%
AS OF MARCH 31, 2000            Reynolds Company     6.1%      Ceridian                     Diageo plc           4.8%
                              Ceridian                           Corporation         5.1%   Metso Oyj            4.7%
                                Corporation          4.4%      The Reynolds &               Somerfield plc       4.3%
COMPANY AND % OF TOTAL        Alamo Group Inc.       4.4%        Reynolds Company    5.0%   Banco
NET ASSETS                    Legacy Hotels Real               NOVA Corporation      5.0%     Latinoamericano
                                Estate Investment              Fletcher Challenge             de Exportaciones,
                                Trust                3.8%        Building            4.7%     S.A.               4.1%
                              Catellus Development
                                Corporation          3.6%
---------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES           U.S. Government                  Retail               18.1%   Banks & Thrifts     16.7%
AS OF MARCH 31, 2000            Bonds               24.4%      Information Services 13.6%   Other Industrial
                              Real Estate           13.0%      Other Consumer                 Goods & Services  14.3%
                              Banks & Thrifts        7.1%        Goods & Services    9.4%   Food & Beverage      8.9%
COMPANY AND % OF TOTAL        Computer Software      6.1%      Banks & Thrifts       9.1%   Household Products   8.4%
NET ASSETS                    Computer Services      5.7%      Other Industrial             Retail               6.0%
                                                                 Goods & Services    8.1%


PERFORMANCE FOR PERIOD                THE OAKMARK
ENDED                                INTERNATIONAL
MARCH 31, 2000                       SMALL CAP FUND
-----------------------------------------------------------
3 MONTHS                                (5.0%)
-----------------------------------------------------------
6 MONTHS                                (0.3%)
-----------------------------------------------------------
1 YEAR                                  17.3%
-----------------------------------------------------------
AVERAGE ANNUAL TOTAL
   RETURN FOR:
   3 YEAR                                8.4%
-----------------------------------------------------------
   5 YEAR                                N/A
-----------------------------------------------------------
   SINCE INCEPTION                      10.2%
-----------------------------------------------------------
VALUE OF $10,000                       $15,387
FROM INCEPTION DATE                   (11/1/95)
-----------------------------------------------------------
TOP FIVE HOLDINGS             Krones AG                6.4%
AS OF MARCH 31, 2000          Fletcher Challenge
                                Building               5.8%
                              GFI Industries SA        5.4%
COMPANY AND % OF TOTAL        House Of Fraser Plc      4.9%
NET ASSETS                    Royal Doulton plc        4.9%
-----------------------------------------------------------
TOP FIVE INDUSTRIES           Production
AS OF MARCH 31, 2000            Equipment             12.4%
                              Retail                  11.8%
                              Other Industrial
COMPANY AND % OF TOTAL          Goods & Services       8.6%
NET ASSETS                    Other Consumer
                                Goods & Services       8.2%
                              Other Financial          8.2%

(a) During the six months ended March 31, 2000, Initial Public Offerings ("IPOs") contributed .34%, 1.6% and 10% to the performance of Small Cap, Equity and Income and Global, respectively. As the IPO environment changes and the total assets of the Funds grow, the impact of IPOs on performance will diminish.


                                                  THE OAKMARK FAMILY OF FUNDS  3

THE OAKMARK FUND

          REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS
          ----------------------------------------------------------------------
          [PHOTO]   [PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM
ITS INCEPTION (8/5/91) TO PRESENT (3/31/00) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX

                             [GRAPH]

                           THE OAKMARK
                              FUND              S & P 500
            8/91             $10,000             $10,000
           10/91             $12,100             $10,202
            1/92             $13,910             $10,707
            4/92             $14,660             $10,947
            7/92             $15,910             $11,279
           10/92             $17,110             $11,217
            1/93             $19,913             $11,836
            4/93             $20,136             $11,957
            7/93             $22,052             $12,260
           10/93             $24,504             $12,896
            1/94             $25,648             $13,357
            4/94             $24,855             $12,590
            7/94             $25,321             $12,890
           10/94             $26,653             $13,384
            1/95             $26,480             $13,433
            4/95             $28,846             $14,781
            7/95             $30,883             $16,248
           10/95             $32,397             $16,916
            1/96             $36,091             $18,608
            4/96             $36,823             $19,242
            7/96             $35,559             $18,934
           10/96             $38,252             $20,988
            1/97             $43,112             $23,510
            4/97             $44,197             $24,073
            7/97             $51,606             $28,797
            9/97             $52,009             $28,668
           12/97             $54,132             $29,494
            3/98             $59,517             $33,663
            6/98             $57,909             $34,775
            9/98             $49,899             $31,316
           12/98             $56,155             $37,985
            3/99             $55,888             $39,877
            6/99             $62,332             $42,688
            9/99             $53,882             $40,023
           12/99             $50,277             $45,977
            3/00             $45,767             $47,032

                                                     AVERAGE ANNUAL TOTAL RETURN*
3/31/00 NAV $24.76                                         THROUGH 3/31/00
                                      TOTAL RETURN       FROM FUND INCEPTION
                                       LAST 3 MOS.             8/5/91
----------------------------------------------------------------------------------
THE OAKMARK FUND                          -9.0%               19.2%
Standard & Poor's 500 Stock
   Index w/inc**                           2.3%               19.6%
Dow Jones Industrial Average w/inc**      -4.7%               18.7%
Value Line Composite Index**              -0.6%                6.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.


This is a very exciting time at The Oakmark Fund. Your new portfolio managers have been on the job for two weeks. We have completed the portfolio restructuring we felt was appropriate and are very confident about how the fund is positioned. The focus of this report will be on our management approach and our very attractive portfolio. But first, we'd like to comment that under Robert Sanborn's leadership, The Oakmark Fund's return placed it in the top 10% of value mutual funds for the period from inception (8/91) to the end of this March according to Lipper. We look forward to extending that exceptional track record.

It is important to us that our investors understand that we will continue to employ the same value philosophy that has been responsible for these results. We will only buy a stock when it is selling below 60% of what we believe the business is worth today. We will sell it when it is priced at more than 90% of estimated value, or when we believe we have made a mistake analyzing the company. In addition, we will seek to identify companies where value grows as time passes and where managements have economic interests that are well aligned with their shareholders. When we identify these stocks, we will buy them in meaningful size. While most mutual funds own over 100 different stocks, we expect to usually have only 40-50 stocks. We are confident that this approach will continue to deliver excellent long-term returns, and we have both made substantial personal investments in The Oakmark Fund since being named the new managers.

We are well aware that recent results have been disappointing, and the quarter just ended was no exception. But in our search for light at the end of the tunnel, it is interesting to note that the fund has already increased 15% from its March 8 low. We are seeing an increased level of acquisition activity


4   THE OAKMARK FUND

--------------------------------------------------------------------------------

that we believe will benefit the Fund. Additionally, our companies continue to repurchase large quantities of their own stocks, which we believe adds significant value to the remaining shares. Our portfolio is extremely undervalued based on our forecasts for the stocks we own. The price-to-earnings ratio of The Oakmark Fund stands at 11.5 (using estimated 2000 eps) compared to 26 for the S&P 500. That means that each share of The Oakmark Fund that you purchase for $24.76 represents $2.16 of current earnings. If you invested enough money in the S&P 500 to create that same $2.16 of earnings, it would cost $57 or 130% more than in The Oakmark Fund. And what's even more exciting is that when you look at the stocks we own, you don't find structurally disadvantaged companies. Instead, you find industry leaders whose businesses should be worth more as each year passes.

Hopefully, the excitement we feel about the portfolio can be captured in a few words about our top five positions:

FORTUNE BRANDS (FO--$25)

The Fund's largest position was highlighted in the last quarterly report. Fortune is a diversified consumer products company selling brands such as Jim Beam, Titleist, and Moen faucets. After adding back goodwill amortization, Fortune sells at less than 9 times this year's earnings estimate.

WASHINGTON MUTUAL
(WM--$27)

The largest savings and loan in the country, Washington Mutual, is expected to grow earnings at a double-digit rate due to both growth in customers and share repurchase. In addition, Washington Mutual has a dividend yield of over 4% and has raised that dividend every quarter for the last four years. Washington Mutual sells at a P/E of just over 7 times estimated 2000 earnings.

DUN AND BRADSTREET
(DNB--$29)

Dun & Bradstreet sells at a high P/E for us, 17 times, but we believe a higher multiple is warranted for this terrific franchise. The company is in the process of splitting into two pieces, separating its highly regarded Moody's bond rating business (17% compounded earnings growth for the last decade) from the more stagnant Dun & Bradstreet credit report business. We believe new management on the credit side will improve profitability and restore growth to that business. We are also pleased that Warren Buffett has recently purchased 15% of Dun & Bradstreet's shares.

BRUNSWICK (BC--$19)

Brunswick sells at 7 times estimated earnings. With its Sea Ray line of luxury boats, Brunswick continues to be the industry leader. Brunswick also gets nearly a third of its income from less cyclical consumer recreation products (Life Fitness exercise equipment, Igloo coolers, Mongoose bicycles, Brunswick bowling and billiards), so earnings should be less sensitive to an economic downturn than one would expect for a boat company.

ACNIELSEN (ART--$23)

Nielsen is the global leader in market research for consumer product companies. Outside the US, Nielsen is also a leader in measuring television audiences. In mid-1999, Nielsen bought 6% of NetRatings, a business that measures Internet site usage in North America, and also started eratings.com that will measure Internet audiences and advertising outside North America. Were these investments valued similarly to pure-play Internet stocks, it is conceivable they would sell for more than the entire market value of Nielsen. Adding back the Internet startup losses as well as expenses to restructure operations (especially in Europe), Nielsen sells at 10 times our estimate of next year's earnings, and that assigns zero value to the Internet investments.

In addition to having a portfolio full of great values, we inherit a very favorable tax position. It is unlikely that we will have to make any capital gains distributions for at least a couple of years. We will only pay capital gains taxes after the portfolio appreciates substantially from current levels and that will be welcomed by all of us!

In closing, we'd like to thank you, our shareholders, for your patience. We are not satisfied with recent performance and are energized by the challenge of restoring The Oakmark Fund to the position of the premier diversified value fund. We believe the road ahead will be an exciting and profitable one. We encourage you to join us for that journey.

Thank you for your support.



/s/ Bill Nygren

BILL NYGREN

Portfolio Manager
bnygren@oakmark.com


/s/ Kevin Grant

KEVIN GRANT

Portfolio Manager
kgrant@oakmark.com


April 3, 2000


                                                             THE OAKMARK FUND  5

--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED)

-----------------------------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.7%

FOOD & BEVERAGE--7.6%
    Nabisco Holdings Corporation, Class A                              2,072,100        $  66,695,719
    Philip Morris Companies Inc.                                       2,610,700           55,151,037
    H.J. Heinz Company                                                 1,325,000           46,209,375
                                                                                        -------------
                                                                                          168,056,131
APPAREL--3.0%
    Nike, Inc., Class B                                                1,539,300        $  60,994,763
    Jones Apparel Group, Inc. (a)                                        157,000            5,004,375
                                                                                        -------------
                                                                                           65,999,138
RETAIL--5.4%
    The Kroger Company                                                 2,200,000        $  38,637,500
    Tricon Global Restaurants, Inc. (a)                                1,200,000           37,275,000
    Toys "R" Us, Inc. (a)                                              2,263,400           33,526,612
    GC Companies, Inc. (a)                                               266,200            9,250,450
                                                                                        -------------
                                                                                          118,689,562
HOUSEHOLD PRODUCTS--2.9%
    Fort James Corporation                                             1,400,000        $  30,800,000
    The Dial Corporation                                               2,052,900           28,227,375
    The Clorox Company                                                   192,300            6,249,750
                                                                                        -------------
                                                                                           65,277,125
HOUSEHOLD APPLIANCES--1.9%
    Maytag Corporation                                                 1,260,400        $  41,750,750

HARDWARE--5.2%
    The Black & Decker Corporation                                     1,872,200        $  70,324,512
    The Stanley Works                                                  1,724,900           45,494,238
                                                                                        -------------
                                                                                          115,818,750
OTHER CONSUMER GOODS & SERVICES--19.5%
    Fortune Brands, Inc.                                               4,261,100        $ 106,527,500
    Brunswick Corporation                                              4,475,800           84,760,462
    Mattel, Inc.                                                       6,964,400           72,690,925
    H&R Block, Inc.                                                    1,330,500           59,539,875
    Galileo International, Inc.                                        2,358,600           56,753,813
    Ralston Purina Group                                               1,011,000           27,676,125
    American Greetings Corporation, Class A                            1,308,300           23,876,475
                                                                                        -------------
                                                                                          431,825,175
BANKS & THRIFTS--7.0%
    Washington Mutual, Inc.                                            3,430,000         $ 90,895,000
    Bank One Corporation                                               1,850,548           63,612,587
                                                                                        -------------
                                                                                          154,507,587


6   THE OAKMARK FUND


--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.7% (CONT.)

INSURANCE--3.4%
    Old Republic International Corporation                             3,896,330        $  53,574,538
    MGIC Investment Corporation                                          475,000           20,721,875
                                                                                        -------------
                                                                                           74,296,413
OTHER FINANCIAL--1.2%
    SLM Holding Corporation                                              800,000        $  26,650,000

INFORMATION SERVICES--8.1%
    The Dun & Bradstreet Corporation                                   2,957,500        $  84,658,437
    ACNielsen Corporation (a) (c)                                      3,714,000           83,565,000
    Equifax Inc.                                                         443,500           11,198,375
                                                                                        -------------
                                                                                          179,421,812
COMPUTER SERVICES--2.2%
    First Data Corporation                                             1,100,000        $  48,675,000

PUBLISHING--3.0%
    Knight Ridder, Inc.                                                1,315,300        $  66,998,094
    Medical Products3.0%
    Sybron International Corporation (a)                               2,295,600        $  66,572,400

AUTOMOBILES--2.1%
    DaimlerChrysler AG (b)                                               700,000        $  45,806,250

AEROSPACE & DEFENSE--3.7%
    Lockheed Martin Corporation                                        3,150,000        $  64,378,125
    The Boeing Company                                                   474,400           17,997,550
                                                                                        -------------
                                                                                           82,375,675
Machinery & Industrial Processing--6.5%
    Cooper Industries, Inc.                                            2,123,400        $  74,319,000
    Eaton Corporation                                                    743,600           58,000,800
    Crane Co.                                                            500,000           11,781,250
                                                                                        -------------
                                                                                          144,101,050
BUILDING MATERIALS & CONSTRUCTION--1.1%
    Masco Corporation                                                  1,183,000        $  24,251,500

CHEMICALS--0.9%
    The Geon Company                                                     956,600        $  20,566,900


                                                            THE OAKMARK FUND   7


--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------
                                                                    Shares Held/
                                                                       Par Value          Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.7% (CONT.)

UTILITIES--2.2%
    Texas Utilities Company                                              900,000        $   26,718,750
    Citizens Utilities Company, Class B                                1,393,700            22,821,838
                                                                                         -------------
                                                                                            49,540,588
OIL & NATURAL GAS--0.8%
    Union Pacific Resources Group Inc.                                 1,299,000        $   18,835,500

    TOTAL COMMON STOCKS (COST: $2,097,226,948)                                           2,010,015,400

SHORT TERM INVESTMENTS--8.9%

U.S. GOVERNMENT BILLS--2.3%
    United States Treasury Bills, 4.91%-5.31%
      due 4/6/2000-5/25/2000                                          50,000,000        $   49,783,826
    TOTAL U.S. GOVERNMENT BILLS (COST: $49,783,827)                                         49,783,826

COMMERCIAL PAPER--3.8%
    Ford Motor Credit Corp., 5.90%-6.07% due
      4/3/2000-4/5/2000                                               55,000,000        $   55,000,000
    General Electric Capital Corporation, 6.18%
      due 4/3/2000                                                    30,000,000            30,000,000
                                                                                         -------------
    TOTAL COMMERCIAL PAPER (COST: $85,000,000)                                              85,000,000

REPURCHASE AGREEMENTS--2.8%
    State Street Repurchase Agreement, 6.03% due 4/3/2000             61,914,000        $   61,914,000
    TOTAL REPURCHASE AGREEMENTS (COST: $61,914,000)                                         61,914,000

    TOTAL SHORT TERM INVESTMENTS (COST: $196,697,827)                                      196,697,826

    Total Investments (Cost $2,293,924,775)--99.6% (c)                                  $2,206,713,226
    Other Assets In Excess Of Other Liabilities--0.4%                                        9,149,227

    TOTAL NET ASSETS--100%                                                              $2,215,862,453
                                                                                        ==============

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At March 31, 2000, net unrealized depreciation of $87,211,548, for federal income tax purposes, consisted of gross unrealized appreciation of $240,278,410 and gross unrealized depreciation of $327,489,958.



8   THE OAKMARK FUND

THE OAKMARK SELECT FUND

          REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS
          ----------------------------------------------------------------------
          [PHOTO]   [PHOTO]



--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK Select FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/00) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

                          THE OAKMARK
                          SELECT FUND    S & P 500
           10/96            $10,000      $10,000
            1/97            $12,500      $11,202
            4/97            $12,250      $11,470
            7/97            $15,290      $13,721
            9/97            $16,340      $13,659
           12/97            $17,704      $14,053
            3/98            $20,078      $16,021
            6/98            $20,462      $16,551
            9/98            $16,936      $14,904
           12/98            $20,575      $18,078
            3/99            $22,766      $18,979
            6/99            $24,482      $20,317
            9/99            $22,028      $19,048
           12/99            $23,557      $21,882
            3/00            $25,667      $22,384

                                                  AVERAGE ANNUAL TOTAL RETURN*
3/31/00 NAV $20.07                                      THROUGH 3/31/00
                                      TOTAL RETURN    FROM FUND INCEPTION
                                       LAST 3 MOS.          11/1/96
------------------------------------------------------------------------------
The Oakmark Select Fund                    9.0%               31.8%
Standard & Poor's 500 Stock
   Index w/inc**                           2.3%               26.6%
Standard & Poor's MidCap 400
   Index w/inc**                          12.7%               25.2%
Value Line Composite Index**              -0.6%                5.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. TheS&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

As of today, every investor in The Oakmark Select Fund has made a profit. The fund hit an all-time high, adjusted for distributions, on March 31. I can't imagine a statistic I'd be more pleased to report! This quarter's 9.0% return exceeded the S&P 500, but trailed the S&P Midcap Index. The Midcap Index has become less useful as a day-to-day predictor of our Fund because it has become dominated by large cap technology stocks (the companies are still small, but their capitalizations are not). Our portfolio today is priced at 10.6 times estimated 2000 earnings, which compares to 26 times for the S&P 500 and 23 times for the S&P Midcap. I believe our portfolio is extremely attractive relative to both the S&P 500 and the S&P Midcap and expect it to perform well as the P/E gap closes.

During the quarter, two stocks in our portfolio--Sterling Commerce and Times Mirror--accepted acquisition offers. On February 22, Sterling Commerce agreed to be acquired by SBC Communications for $44 per share. That price was a 30% premium to Sterling's stock price at the end of 1999, and a 144% premium to its October, 1999 low of $18. Congratulations to CEO Warner Blow for delivering this value to his shareholders. On March 13, Times Mirror stock jumped 79% after it agreed to be acquired by the Tribune Company for $95 per share. In journalism circles, Times Mirror CEO Mark Willes has been a controversial figure because of changes he spearheaded at the LA Times. Among shareholders there was no such controversy. Times Mirror stock was trading at $23 in June of 1995 when Mark was named CEO. In less than five years, Times Mirror shareholders received a return in excess of 300%. We will definitely investigate the next company Mark joins! (As an aside, our portfolio now includes a short position in Tribune Company. This short sale is simply a


                                                     THE OAKMARK SELECT FUND   9
pre-sale of some of the shares we anticipate receiving in the Times Mirror tender offer.)

"When will stock market investors start caring about value again?" Our answer has been that we know it will happen, but we don't know when. Examples like Sterling, Times Mirror and the many other acquisitions we now see occurring show that if investors don't correct these mispricings, corporations will. We expect merger activity to continue accelerating and think we are well positioned to benefit from that trend.

TOYS `R' US

Because over 7% of our portfolio is now invested in a new stock, Toys `R' Us (TOY $15), I'd like to explain what we find so attractive about this company. First, a bit of history. Through the 1980's and early 1990's TOY was a favorite of growth stock investors. TOY reached its highest stock price in 1993 when it traded for $43 per share. At that time, TOY had a P/E ratio of 26 (when the market multiple was much lower than it is today) because it had compounded earnings per share growth at 18% for the prior decade. But the later 1990's were tough on TOY. The quality of the stores went downhill as capital expenditures were focused on expansion instead of modernizing the existing store base, and service levels became close to non-existent. Mass merchants like Wal-Mart and Target took advantage of TOY's problems and increased their commitment to the toy category. In 1999, Wal-Mart passed TOY as the country's largest toy retailer and Wall Street analysts became uniformly negative on TOY.

With that background, what could possibly have attracted us to TOY? Well, nearly seven years after TOY hit its $43 high, the stock hit a low of $10. Despite all the negatives, TOY had a $16 book value (how long has it been since you've heard that term on CNBC?) and had per share earnings of $1.36 before deducting losses from their Internet startup, toysrus.com. Furthermore, TOY owns a very successful Babies `R' Us chain, 80% of Toys `R' Us Japan, and much of the real estate its stores occupy. It is our belief that the value of these assets alone could be as much as the current stock price. And management is taking steps toward having these values recognized by bringing Toys `R' Us - Japan public and partnering with Softbank on the Internet site. But what really caught our attention was TOY's announcement on January 10 that John Eyler had been named CEO. Most recently, John engineered a turnaround of the wonderful toy retailer FAO Schwartz. We believe John has a perfect skill set for increasing profitability and at the same time, making the Toys `R' Us shopping experience fun. When we met with John at their New Jersey headquarters, he outlined his plan for changing the in-store merchandise presentation, which should create a shopper-friendly environment. These changes should start appearing in stores by Fall, 2000. In addition to these positives, John took a compensation package, which includes a large stock option plan and also personally purchased TOY stock in the open market. We like managements with a large economic interest in an improved share price. If, as we expect, he succeeds in turning around the toy stores, TOY is likely to be a great stock.

Finally, I'd like to welcome Henry Berghoef to The Oakmark Select team. One of my best moves as Director of Research was the decision to hire Henry in 1994. Over the past six years, we have worked together on many stocks, the most recent example being our successful effort persuading the Dun & Bradstreet board to make changes to maximize the value of their company. Henry is also the analyst responsible for Times Mirror being in our portfolio. You should be reassured to know that it is now part of Henry's formal responsibilities to prod me when he thinks we should be making changes in the portfolio. Over the last three years, our portfolio has benefited from Henry's strong analytic skill. I'm delighted that he's now getting the recognition he deserves.

Thank you for your continued support.


/s/ Bill Nygren

BILL NYGREN

Portfolio Manager
bnygren@oakmark.com


/s/ Henry Berghoef

HENRY BERGHOEF

Portfolio Manager
berghoef@oakmark.com

April 3, 2000


10   THE OAKMARK SELECT FUND

--------------------------------------------------------------------------------
              THE OAKMARK SELECT FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED)

-----------------------------------------------------------------------------------------------------

                                                                     Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--92.7%

APPAREL--4.9%
    Liz Claiborne, Inc.                                                1,591,600        $  72,915,175

RETAIL--9.8%
    Toys "R" Us, Inc. (a)                                              8,338,300        $ 123,511,069
    Tricon Global Restaurants, Inc. (a)                                  756,500           23,498,781
                                                                                        -------------
                                                                                          147,009,850
OTHER CONSUMER GOODS & SERVICES--3.3%
    Ralston Purina Group                                               1,780,200        $  48,732,975

BANKS & THRIFTS--15.7%
    Washington Mutual, Inc.                                            7,674,800        $ 203,382,200
    People's Bank of Bridgeport, Connecticut                           1,572,900           32,932,594
                                                                                        -------------
                                                                                          236,314,794
INSURANCE--4.5%
    PartnerRe Ltd. (b)                                                 1,837,300        $  67,635,606

OTHER FINANCIAL--1.5%
    MBIA, Inc.                                                           440,800        $  22,949,150

INFORMATION SERVICES--11.2%
    The Dun & Bradstreet Corporation                                   3,643,600        $ 104,298,050
    Ceridian Corporation                                               3,284,500           63,021,344
                                                                                        -------------
                                                                                          167,319,394
COMPUTER SERVICES--7.0%
    First Data Corporation                                             1,277,200        $  56,516,100
    Electronic Data Systems Corporation                                  750,000           48,140,625
                                                                                        -------------
                                                                                          104,656,725
COMPUTER SOFTWARE--8.3%
    The Reynolds and Reynolds Company, Class A                         4,633,600        $ 125,107,200

PUBLISHING--4.3%
    The Times Mirror Company, Class A                                    700,300        $  65,084,131

PHARMACEUTICALS--2.2%
    Chiron Corporation (a)                                               668,900        $  33,361,388

MACHINERY & INDUSTRIAL PROCESSING--5.5%
    Thermo Electron Corporation (a)                                    3,369,000        $  68,643,375
    Illinois Tool Works Inc.                                             255,592           14,121,458
                                                                                        -------------
                                                                                           82,764,833
BUILDING MATERIALS & CONSTRUCTION--9.7%
    USG Corporation (c)                                                3,483,000        $ 146,068,312



                                                    THE OAKMARK SELECT FUND   11


--------------------------------------------------------------------------------
              THE OAKMARK SELECT FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                                                    Shares Held/
                                                                       Par Value          Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.7% (CONT.)

DIVERSIFIED CONGLOMERATES--4.8%
    U.S. Industries, Inc. (c)                                          6,531,600        $   72,255,825

    Total Common Stocks (Cost: $1,333,690,841)                                           1,392,175,358

COMMON STOCKS SOLD SHORT--(0.4%)

PUBLISHING--(0.4%)
    Tribune Company                                                     (185,000)       $   (6,764,062)
    Total Common Stocks Sold Short (Proceeds: $(7,069,753))                                 (6,764,062)

SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--0.6%
    United States Treasury Bills, 5.31% due 5/25/2000                 10,000,000        $    9,920,350

    TOTAL U.S. GOVERNMENT BILLS (COST: $9,920,350)                                           9,920,350

COMMERCIAL PAPER--4.0%
    Ford Motor Credit Corp., 5.90%-6.07%
      due 4/3/2000-4/4/2000                                           20,000,000        $   20,000,000
    General Electric Capital Corporation, 6.18%
      due 4/3/2000                                                    40,000,000            40,000,000
                                                                                        --------------
    TOTAL COMMERCIAL PAPER (COST: $60,000,000)                                              60,000,000

REPURCHASE AGREEMENTS--2.8%
    State Street Repurchase Agreement, 6.03% due 4/3/2000             41,932,000        $   41,932,000
    TOTAL REPURCHASE AGREEMENTS (COST: $41,932,000)                                         41,932,000

    TOTAL SHORT TERM INVESTMENTS (COST: $111,852,350)                                      111,852,350

    Total Investments (Cost $1,438,473,438)--99.7% (d)                                  $1,497,263,646
    Other Assets In Excess Of Other Liabilities--0.3%                                        5,071,403

    TOTAL NET ASSETS--100%                                                              $1,502,335,049
                                                                                        ==============

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At March 31, 2000, net unrealized appreciation of $58,790,207, for federal income tax purposes, consisted of gross unrealized appreciation of $198,341,495 and gross unrealized depreciation of $139,551,288.

12   THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND STEVEN J. REID, PORTFOLIO MANAGERS

         [PHOTO]                    [PHOTO]
                              (on leave of absence)

-------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/00) AS COMPARED TO THE RUSSELL 2000 INDEX

                             [GRAPH]

                           The Oakmark
                           Small Cap Fund    Russell 2000
           10/95              $10,000          $10,000
            1/96              $10,180          $10,684
            4/96              $12,180          $11,841
            7/96              $11,830          $10,772
           10/96              $13,190          $11,661
            1/97              $15,180          $12,708
            4/97              $15,170          $11,848
            7/97              $18,730          $14,369
            9/97              $20,340          $15,774
           12/97              $20,290          $15,245
            3/98              $21,732          $16,779
            6/98              $20,467          $15,997
            9/98              $14,976          $12,774
           12/98              $17,620          $14,857
            3/99              $16,069          $14,051
            6/99              $18,205          $16,237
            9/99              $16,558          $15,210
           12/99              $16,224          $18,015
            3/00              $15,974          $19,292


                                                  AVERAGE ANNUAL TOTAL RETURN*
3/31/00 NAV $13.39                                      THROUGH 3/31/00
                                      TOTAL RETURN    FROM FUND INCEPTION
                                       LAST 3 MOS.          11/1/95
-------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND                -1.5%               11.2%
Lipper Small Cap Fund Index**              3.6%               11.1%
Russell 2000 w/inc**                       7.1%               16.0%
S&P Small Cap 600 w/inc.**                 5.8%               15.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

The first calendar quarter of 2000 began poorly as the Fund declined 5.44% in January. February was somewhat better as the Fund slipped 1.32%, while March saw a modest return to value investing and the Fund responded with a monthly gain of 5.52%. The March rebound trimmed the Fund's quarterly loss to 1.54%. The recent progress relative to our benchmark, the Russell 2000, has also been encouraging. At the Russell's peak on March 9th we were 25.08% behind this index on a year-to-date basis, but we closed the quarter trailing the index by only 8.34% as we made up 16.74% during the last 16 trading days of the quarter! The question is can we sustain the positive momentum that developed in March or will the stock market revert to a "growth at any price" mentality. While our focus remains on investing in undervalued companies with positive business and cash flow characteristics, we are shifting our strategy slightly to position the fund in stocks that we believe have not only the value characteristics that we desire, but also have a catalyst that will reveal that value. We have been and will continue to pursue the upgrading of the portfolio.

IS VALUE COMING BACK INTO STYLE?

Over the last few weeks investors have rotated out of some of the highflying growth stocks and into equities that actually represent long-term value. Yahoo!, the company that we used as an example in last quarter's letter, had a market value in early January of approximately $135 billion, but as of early April this value had declined to around $101 billion or a drop of 25%. Yet despite this decline Yahoo! still trades at approximately 375 times expected year 2000 earnings. Interestingly, most analyst estimates project Yahoo's earnings growth rate in 2001


                                               THE OAKMARK SMALL CAP FUND    13

--------------------------------------------------------------------------------
versus 2000 at only 30% that would imply that Yahoo! is currently trading at
12.5 times its growth rate (375 divided by 30). By contrast the stocks in our portfolio are trading near 12 times earnings with an expected earnings growth rate of approximately 20%. Thus, our portfolio is trading at approximately 0.6 times its growth rate. We believe that over time stocks that can be purchased at substantial discounts to their growth rates represent excellent values and are likely to outperform stocks that trade at very high and probably unsustainable multiples of earnings.

PORTFOLIO UPDATE

The continued malaise in small cap companies, especially value-oriented equities, has created a number of new investment opportunities for the Fund. Fortunately, a few of our investments such as NovaMed (sold for a gain of over 140%), Superior Consultants (sold for a gain in excess of 35%) and Duff & Phelps Credit Rating Co. (agreed to be bought out at $100 per share) have performed very well. Funds from these sold stocks have been utilized to buy stocks that have higher expected returns.

New companies to the portfolio include: Checkpoint Systems, a provider of security and anti-theft products for retailers; Dollar Thrifty Automotive Group, a car rental company with strong positions in leisure markets; Dura Pharmaceuticals, a firm specializing in respiratory drugs and drug delivery systems; Mentor Graphics, a software provider to the semiconductor industry; and MSC.Software, the leading supplier of simulation software. We believe these five companies are attractive additions to the portfolio based upon very attractive multiples to earnings and cash flows.

TAXES AND TIDBITS

Since we are half way through the current tax year we want to update everyone on the Fund's tax status. As disclosed elsewhere in this report your Fund has a moderate realized gain for the first six months of this tax year. We would point out two items with respect to the realized gain. First, the gains are principally long-term and secondly we currently have unrealized losses in the portfolio that exceed the current realized gain, thus we have a good opportunity to manage down the tax liability over the next six months. While taxes alone do not drive our investment decisions, we do focus on our shareholders' tax status and we strive to maximize after-tax returns.

One other item worth mentioning is that we have begun to make use of call options. Given the recent volatility in the stock market, call option premiums have reached very high levels. We have taken advantage of these attractive premiums by writing some calls on portions of two of our positions. The goal of these sales is to enhance our returns while simultaneously reducing risk. While the writing of call options is unlikely to be a principle driver of our investment returns, we expect the returns from these sales will have a positive impact on our overall return.

Once again we would like to thank our shareholders for supporting The Oakmark Small Cap Fund.

/s/ James P. Benson, CFA

JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com

STEVEN J. REID

Portfolio Manager
(on leave of absense)

April 6, 2000

14  THE OAKMARK SMALL CAP FUND

THE OAKMARK SMALL CAP FUND
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                      Shares Held        Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.0%
FOOD & BEVERAGE--7.4%
    Del Monte Foods Company (a)                                          800,000         $  8,550,000
    Ralcorp Holdings, Inc. (a)                                           465,000            6,742,500
    International Multifoods Corporation                                 180,000            2,407,500
    M & F Worldwide Corp. (a)                                            300,000            1,312,500
                                                                                         ------------
                                                                                           19,012,500

RETAIL--6.8%
    Ugly Duckling Corporation (a) (c)                                  1,750,000         $ 13,453,125
    The Great Atlantic & Pacific Tea Company, Inc.                       200,000            3,900,000
                                                                                         ------------
                                                                                           17,353,125

HARDWARE--1.1%
    Jore Corporation (a)                                                 417,500         $  2,818,125


OTHER CONSUMER GOODS & SERVICES--5.4%
    Department 56, Inc. (a)                                              572,300         $  8,477,194
    Barry (R.G.) Corporation (a) (c)                                     880,000            2,970,000
    Harman International Industries, Incorporated                         40,000            2,400,000
                                                                                         ------------
                                                                                           13,847,194

BANKS & THRIFTS--10.2%
    People's Bank of Bridgeport, Connecticut                             480,000         $ 10,050,000
    Golden State Bancorp Inc. (a)                                        450,000            6,721,875
    BankAtlantic Bancorp, Inc., Class A                                1,100,000            4,331,250
    PennFed Financial Services, Inc.                                     260,000            3,672,500
    Finger Lakes Financial Corp. (c)                                     178,500            1,260,656
                                                                                         ------------
                                                                                           26,036,281

INSURANCE--7.5%
    The MONY Group Inc. (a)                                              300,000         $  9,693,750
    The PMI Group, Inc.                                                  200,000            9,487,500
                                                                                         ------------
                                                                                           19,181,250

EDUCATIONAL SERVICES--4.7%
ITT Educational Services, Inc. (a)                                       750,000         $ 12,000,000


INFORMATION SERVICES--4.4%
    National Data Corporation                                            435,000         $ 11,310,000


COMPUTER SOFTWARE--4.1%
    Symantec Corporation (a)                                              62,500          $ 4,695,312
    Mentor Graphics Corporation                                          300,000            4,537,500
    MSC.Software Corp.                                                   100,000            1,181,250
                                                                                         ------------
                                                                                           10,414,062

COMPUTER SYSTEMS--3.8%
    Micron Electronics, Inc. (a)                                         700,000          $ 9,800,000


                                                 THE OAKMARK SMALL CAP FUND  15


-----------------------------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                                                      Shares Held        Market Value
-----------------------------------------------------------------------------------------------------

COMMON STOCKS--91.0% (CONT.)

SECURITY SYSTEMS--0.8%
    Checkpoint Systems, Inc. (a)                                         256,000         $  2,144,000

PHARMACEUTICALS--1.4%
    Dura Pharmaceuticals, Inc. (a)                                       300,000         $  3,693,750

MEDICAL CENTERS--1.1%
    Veterinary Centers of America, Inc. (a)                              200,000         $  2,750,000

MANAGED CARE SERVICES--2.3%
    First Health Group Corp. (a)                                         190,000         $  6,008,750

MEDICAL PRODUCTS--1.8%
    Hanger Orthopedic Group, Inc. (a)                                    850,000         $  4,515,625

AUTOMOTIVE--2.8%
    Standard Motor Products, Inc.                                        280,000         $  4,165,000
    Stoneridge, Inc. (a)                                                 250,000            2,875,000
                                                                                         ------------
                                                                                            7,040,000

AUTOMOBILE RENTALS--1.0%
    Dollar Thrifty Automotive Group, Inc. (a)                            151,500         $  2,603,906

TRANSPORTATION SERVICES--3.5%
    Teekay Shipping Corporation (b)                                      325,000         $  8,957,813

MACHINERY & INDUSTRIAL PROCESSING--5.0%
    Columbus McKinnon Corporation                                        500,000         $  6,562,500
    Sames Corporation (c)                                                240,000            3,390,000
    MagneTek, Inc. (a)                                                   300,000            2,737,500
                                                                                         ------------
                                                                                           12,690,000

CHEMICALS--2.8%
    Ferro Corporation                                                    250,000         $  4,453,125
    H.B. Fuller Company                                                   70,000            2,795,625
                                                                                         ------------
                                                                                            7,248,750

REAL ESTATE--11.0%

    Catellus Development Corporation (a)                               1,250,000         $ 17,343,750
    Prime Hospitality Corp. (a)                                          800,000            5,800,000
    Trammell Crow Company (a)                                            450,000            4,978,125
                                                                                         ------------
                                                                                           28,121,875

DIVERSIFIED CONGLOMERATES--2.1%
    U.S. Industries, Inc.                                                480,000         $  5,310,000

    TOTAL COMMON STOCKS (COST: $268,430,034)                                              232,857,006

16  THE OAKMARK SMALL CAP FUND

-----------------------------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------
                                                                    Shares Held/
                                                                       Par Value         Market Value
-----------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.1%)

EQUITY OPTIONS--(0.1%)

COMPUTER SOFTWARE--(0.1%)
    Symantec Corporation, April 75 Calls                                 (25,000)        $   (100,000)

COMPUTER SYSTEMS--(0.0%)
    Micron Electronics, Inc., April 20 Calls                             (20,000)        $     (1,250)
    Micron Electronics, Inc., July 15 Calls                              (27,500)             (68,750)
                                                                                         -------------
                                                                                              (70,000)

    TOTAL CALL OPTIONS WRITTEN (COST: $(227,886))                                            (170,000)

SHORT TERM INVESTMENTS--8.2%

COMMERCIAL PAPER--4.9%
    Ford Motor Credit Corp., 6.07% due 4/4/2000                        5,000,000         $  5,000,000
    General Electric Capital Corporation, 6.18%
      due 4/3/2000                                                     7,500,000            7,500,000
                                                                                         ------------
    TOTAL COMMERCIAL PAPER (COST: $12,500,000)                                             12,500,000

REPURCHASE AGREEMENTS--3.3%
    State Street Repurchase Agreement, 6.03%
      due 4/3/2000                                                     8,318,000         $  8,318,000

    TOTAL REPURCHASE AGREEMENTS (COST: $8,318,000)                                          8,318,000

    TOTAL SHORT TERM INVESTMENTS (COST: $20,818,000)                                       20,818,000

    Total Investments (Cost $289,020,148)--99.1% (d)                                     $ 253,505,006
    Other Assets In Excess Of Other Liabilities--0.9%                                        2,334,784

    TOTAL NET ASSETS--100%                                                               $ 255,839,790
                                                                                         =============

(a)  Non-income producing security.
(b)  Represents foreign domiciled corporation.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At March 31, 2000, net unrealized depreciation of $35,515,142, for federal income tax purposes, consisted of gross unrealized appreciation of $22,736,208 and gross unrealized depreciation of $58,251,350.

                                               THE OAKMARK SMALL CAP FUND    17

            [PHOTO]                          [PHOTO]


THE OAKMARK EQUITY AND INCOME FUND
REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/00) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

                                     [GRAPH]


                                   THE OAKMARK          LIPPER BALANCED
                               EQUITY & INCOME FUND       FUND INDEX
           10/95                      $10,000              $10,000
            1/96                      $10,290              $10,662
            4/96                      $10,630              $10,778
            7/96                      $10,660              $10,665
           10/96                      $11,290              $11,449
            1/97                      $12,255              $12,197
            4/97                      $12,429              $12,244
            7/97                      $14,289              $13,909
            9/97                      $14,810              $14,005
           12/97                      $14,941              $14,243
            3/98                      $16,233              $15,370
            6/98                      $16,320              $15,599
            9/98                      $15,191              $14,701
           12/98                      $16,792              $16,392
            3/99                      $16,792              $16,655
            6/99                      $18,457              $17,402
            9/99                      $17,518              $16,682
           12/99                      $18,119              $17,863
            3/00                      $18,924              $18,396


                                                  AVERAGE ANNUAL TOTAL RETURN*
3/31/00 NAV $15.04                                      THROUGH 3/31/00
                                      TOTAL RETURN    FROM FUND INCEPTION
                                       LAST 3 MOS.          11/1/95
-------------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME FUND           4.4%               15.5%
Lipper Balanced Fund Index**               3.0%               14.8%
Lehman Govt./Corp. Bond**                  2.7%                5.8%
S&P 500 w/inc.**                           2.3%               26.0%

* Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
** Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

QUARTER REVIEW

Frankly, it is impossible to give a thorough review of the recent quarter within the confines of this report. The March quarter was my 91st in this business, and it stands out as one of the most unusual. The emotional state of investors cycled between elation and despair frequently. The NASDAQ marketplace experienced both robust gains and the fastest correction in history not associated with a crash. The Equity and Income Fund was not immune to this turbulence but did succeed in dampening the volatility. At the nadir in returns for the quarter (January 28) the Fund had declined 3%. Over the next two months the Fund rebounded, closing March 31 at an all-time high and producing a total return of 4.4%.

While the recovery in fund returns in March is pleasing, it does not yet reflect a definitive change in the investing environment. Flows to and from mutual funds dominate investing activity today in a manner never previously observed, and to date these flows continue to favor funds employing a momentum style, especially those concentrating on issues in the technology sector. Over the last decade technology has grown in importance within the stock market at an incredible pace--by one measure from 7% of market value to about 40% today. The contribution to gross domestic product, however, has not grown commensurately.

As I noted in my June, 1999, report, the Equity and Income Fund has not ignored this development--currently 40% of the fund's equities are in the technology "space" and this is true even after losing Sterling Commerce in March to a takeover offer. As you would expect from an Oakmark Group offering, our thrust in this sector has been to identify issues with strong business franchises and attractive valuations. It has been frustrating, however, to


18   THE OAKMARK EQUITY AND INCOME FUND

-------------------------------------------------------------------------------
observe the market favoring concerns with little more than an idea.

Imagine that in 1980 two knowledgeable investors (I'll call them Rip van Winkle 1 and 2) had gone to sleep and were awakened today. If we now give Rip 1 information about the prevailing market environment except for the 250 or so most expensive stocks and Rip 2 information only concerning those 250 issues, imagine how their analysis would differ. The first Rip would no doubt wax eloquent about the improved conditions in the overall picturereduced world tensions, low inflation and interest rates, no federal deficit, etc. He would also note that valuations of the stocks he had reviewed were not too much in excess of 1980 levels. He would probably conclude that this is a wonderful time to be an investor. In contrast, Rip 2 would no doubt come back in shock. The high valuation periods within his previous experience would seem tame in comparison to present conditions. He would also admit that the world seems like a far safer and more prosperous place, but he would counsel fleeing the stock market.

I cannot predict when the current trend will change. I am convinced, however, that it sows the seeds of its own destruction. The vast amounts of money both public and private flowing into so-called "new economy" ventures will eventually ensure that profitability in this sector melts away. In the meantime, our focus is on issues which benefit from these trends and managements which fully understand how to propel their companies' evolution.

FIXED INCOME MANAGEMENT IN A TIME OF FEDERAL RESERVE TIGHTENING

One of the best known and most successful rules for investors is "don't fight the Fed." In the March quarter investors in both stocks and long term Treasury notes chose to ignore this axiom. In the Treasury market the promise of shrinking supply induced a buying panic in issues with the longest maturities. This has resulted in an "inversion" in the Treasury yield curve where short term issues yield more than long. The corporate debt market does not have a similar future scarcity issue, and longer term issues continue to yield more than short.

Our strategy for the fixed income segment of the Equity and Income Fund has not changed with the peculiar conditions in the fixed income market. We continue to seek corporate debt and preferred issues which offer the possibility of equity-like returns while managing the riskiness of the entire portfolio with a significant commitment to short and intermediate term Treasury and Agency notes.

HELLER VS. GE SCORECARD

Last quarter I wrote at length concerning the amazing divergence in valuation statistics between Heller Financial and General Electric. Each company experienced wide swings in stock price in the March quarter, but by March 31 the score was Heller +14.6%, GE +0.4%. Of course, this barely begins to bridge the valuation gap, but it is noteworthy that rising interest rates did not prove to be a problem to either stock in the quarter.

NEW TO THE FUND

In March, Edward Studzinski joined me as portfolio manager of the Equity and Income Fund. Ed has been invaluable to me in the management of The Fund since his arrival here nearly four years ago, and I have regularly mentioned his efforts in these pages. Ed has a wide range of experience and his incisive insights have often helped me to see flaws in my logic. Because his appointment as portfolio manager was so recent, I did not think it fair to ask Ed to contribute his thoughts to this report. Future editions will bear his unmistakable imprint.

Both Ed and I welcome e-mailed questions or comments.

/s/ Clyde S. McGregor

CLYDE S. MCGREGOR

Portfolio Manager
mcgregor@oakmark.com

/s/ Edward A. Studzinski

EDWARD A. STUDZINSKI

Portfolio Manager
estudzinski@oakmark.com


April 5, 2000

                                     THE OAKMARK EQUITY AND INCOME FUND      19

-------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED)

-----------------------------------------------------------------------------------------------------
                                                                     Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--61.6%

BANKS & THRIFTS--2.9%
    Washington Mutual, Inc.                                               57,000         $  1,510,500

OTHER FINANCIAL--3.3%
    Heller Financial, Inc.                                                75,000         $  1,734,375

INFORMATION SERVICES--4.4%
    Ceridian Corporation                                                 120,000         $  2,302,500

DATA STORAGE--3.1%
    Imation Corp. (a)                                                     61,500         $  1,641,281

COMPUTER SERVICES--5.7%
    First Data Corporation                                                35,000         $  1,548,750
    Electronic Data Systems Corporation                                   22,000            1,412,125
                                                                                         ------------
                                                                                            2,960,875

COMPUTER SOFTWARE--6.1%
    The Reynolds and Reynolds Company                                    117,500         $  3,172,500

PUBLISHING--2.2%
    Lee Enterprises, Incorporated                                         43,900         $  1,146,888

MEDICAL PRODUCTS--3.2%
    Sybron International Corporation (a)                                  58,500         $  1,696,500

AUTOMOTIVE--3.2%
    Lear Corporation (a)                                                  60,000         $  1,687,500

AGRICULTURAL EQUIPMENT--4.4%
    Alamo Group Inc.                                                     196,350         $  2,282,569

BUILDING MATERIALS & CONSTRUCTION--3.1%
    Vulcan Materials Company                                              35,000         $  1,603,437

CHEMICALS--1.0%
    The Geon Company                                                      25,000         $    537,500

UTILITIES--3.1%
    Citizens Utilities Company                                           100,000         $  1,637,500

20   THE OAKMARK EQUITY AND INCOME FUND

-----------------------------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------
                                                                    Shares Held/
                                                                       Par Value         Market Value
-----------------------------------------------------------------------------------------------------

EQUITY AND EQUIVALENTS--61.6% (CONT.)

REAL ESTATE--12.8%
    Legacy Hotels Real Estate Investment Trust (b)                       350,000         $  1,999,312
    Catellus Development Corporation (a)                                 136,728            1,897,101
    Amli Residential Properties Trust                                     80,000            1,640,000
    The St. Joe Company                                                   40,000            1,157,500
                                                                                         ------------
                                                                                            6,693,913

    TOTAL EQUITY (COST: $25,237,495)                                                       30,607,838


CONVERTIBLE PREFERRED STOCK--3.1%

TELECOMMUNICATIONS--3.1%
    Metromedia International Group, Inc., Convertible
      Preferred, 7.25%                                                    50,000         $  1,600,000

    TOTAL CONVERTIBLE PREFERRED STOCK (COST: $1,543,788)                                    1,600,000

    TOTAL EQUITY AND EQUIVALENTS (COST: $26,781,283)                                       32,207,838

FIXED INCOME--34.3%

PREFERRED STOCK--5.4%

BANKS & THRIFTS--4.2%
    Pennfed Capital Trust, Preferred, 8.90%                               27,500         $    605,000
    BBC Capital Trust I, Preferred, 9.50%                                 28,000              507,500
    PennFirst Capital Trust I, Preferred, 8.625%                          70,000              507,500
    Fidelity Capital Trust I, Preferred, 8.375%                           43,500              326,250
    RBI Capital Trust I, Preferred, 9.10%                                 35,700              272,212
                                                                                         ------------
                                                                                            2,218,462

TELECOMMUNICATIONS--1.0%
    MediaOne Finance Trust III, Preferred, 9.04%                          20,000         $    500,000

REAL ESTATE--0.2%
    Host Marriott Corporation, Preferred Class B, 10.00%                   6,000         $    120,750
    Total Preferred Stock (Cost: $3,518,598)                                                2,839,212


CORPORATE BONDS--3.9%

RETAIL--1.1%
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                             650,000         $    573,625
AEROSPACE & AUTOMOTIVE--0.3%
    Coltec Industries, Inc., 9.75% due 4/1/2000                          150,000         $    150,000

                                       THE OAKMARK EQUITY AND INCOME FUND    21

-----------------------------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------
                                                                       Par Value         Market Value
-----------------------------------------------------------------------------------------------------

FIXED INCOME--34.3% (CONT.)

BUILDING MATERIALS & CONSTRUCTION--1.5%
    Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
      Subordinated Note                                                  750,000         $    631,875
    USG Corporation, 9.25% due 9/15/2001, Senior
      Notes Series B                                                     150,000              152,625
                                                                                         ------------
                                                                                              784,500

UTILITIES--1.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                    500,000         $    534,375
    Total Corporate Bonds (Cost: $2,084,983)                                                2,042,500

GOVERNMENT AND AGENCY SECURITIES--25.0%

U.S. GOVERNMENT BONDS--24.4%
    United States Treasury Notes, 6.25% due 6/30/2002                  4,000,000         $  3,980,589
    United States Treasury Notes, 4.75% due 2/15/2004                  4,000,000            3,781,919
    United States Treasury Notes, 6.50% due 10/15/2006                 3,000,000            3,026,556
    United States Treasury Notes, 6.00% due 8/15/2009                  2,000,000            1,974,644
                                                                                         ------------
                                                                                           12,763,708

U.S. GOVERNMENT AGENCIES--0.6%

    Federal Home Loan Bank, 6.405% due 4/10/2001,
      Consolidated Bond                                                  300,000         $    299,009

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $13,219,341)                             13,062,717

    TOTAL FIXED INCOME (COST: $18,822,922)                                                 17,944,429

SHORT TERM INVESTMENTS--3.0%

REPURCHASE AGREEMENTS--3.0%

    State Street Repurchase Agreement, 6.03% due 4/3/2000              1,575,000         $  1,575,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,575,000)                                          1,575,000

    TOTAL SHORT TERM INVESTMENTS (COST: $1,575,000)                                         1,575,000
    Total Investments (Cost $47,179,205)--98.9% (c)                                      $ 51,727,267
    Other Assets In Excess Of Other Liabilities--1.1%                                         588,612

    TOTAL NET ASSETS--100%                                                               $ 52,315,879
                                                                                         ============

(a)  Non-income producing security.

(b)  Represents foreign domiciled corporation.

(c) At March 31, 2000, net unrealized appreciation of $4,548,062, for federal income tax purposes, consisted of gross unrealized appreciation of $5,810,766 and gross unrealized depreciation of $1,262,704.

22      THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

     REPORT FROM MICHAEL J. WELSH AND GREGORY L. JACKSON, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO] [PHOTO]

--------------------------------------------------------------------------------
RESULTS FROM FUND INCEPTION 8/4/99 THROUGH 3/31/00

                                                                TOTAL RETURN*
3/31/00 NAV $10.05                                                FROM FUND
                                                  TOTAL RETURN    INCEPTION
                                                   LAST 3 MOS.     8/4/99
--------------------------------------------------------------------------------
The Oakmark Global Fund                               0.8%          0.6%
MSCI World Index w/inc.**                             1.0%         16.7%
Lipper Global Fund Index**                            4.6%         27.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The MSCI World Index includes 22 country sub-indexes. The Lipper Global Fund Index includes 30 mutual funds that invest in securities throughout the world. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,

The Oakmark Global Fund was up .8% for the three-month period ending March 31, 2000. This compares to a gain of 1.0% for the MSCI World index and 4.6% for the Lipper Global Fund Index.

The performance of share prices around the world in the first quarter of the new millennium continued roughly the same trend as the fourth quarter of 1999--technology and telecommunications issues soared, and everything else was ignored. Consequently, this trend did little to close the large valuation gap we spoke about in our last letter between the intrinsic value of our current portfolio of companies and the market. As we said before, and it bears repeating, while the timing may be uncertain we are as confident as ever in the attractive values and future outlooks of our companies.

COMPOSITION OF CURRENT PORTFOLIO

The composition of the current portfolio geographically consists of 44% United States, 37% Europe (with the United Kingdom representing 20% of the Fund), 8% Asia, and 4% Latin America. As you already know, this allocation is not the reflection of some grand, top-down macroeconomic forecast but of the best opportunities we can find around the globe. In other words, geographic weighting is simply a fall-out of stock selection. Macroeconomic forecasts certainly play a part of our valuation of each individual company, but will never drive the decision of where to invest your money.

Consumer product oriented companies make up the largest weighting in the Fund, at over 19% of assets. We have found this industry group to be particularly fertile ground around the world, providing a number of businesses with good growth prospects, high financial returns, quality management, and,


                                                     THE OAKMARK GLOBAL FUND  23

--------------------------------------------------------------------------------

most importantly, bargain share prices. The multinational colossus Diageo and Korean brewer Hite Brewery are the most recent additions to the portfolio from this area. Diageo, you may remember, is the result of the merger between Guinness plc and Grand Metropolitan. Pillsbury, Burger King, and Haagen Dazs are three of their best known businesses but the real jewel is their unparalleled portfolio of distilled spirits brands. You can own all of these highly cash generative businesses at the bargain price of less than 12x earnings.

Three US-based service companies make up over 13% of the portfolio: Nova, Ceridian, and Equifax. All are benefiting greatly from the boom in technology, resulting in "New Economy" growth rates in profit, but selling in the market at attractive "Old Economy" share prices. Regarding the Internet, each to a certain extent is employing the strategy Levi Straus used during the Gold Rush days: don't try to become a successful miner--make money selling supplies to the multitudes of people who believe they will be successful miners. This strategy allows your business to thrive without having to figure out precisely where the gold is in the ground. Nova, for example, has an attractive position in credit card transaction processing, an area which will continue to grow regardless of which "e-tailer" wins the battle of the Internet.

Companies broadly defined as capital goods manufacturers make up 13% of the Fund. The four companies--Krones, Tomkins, Metso, and GFI Industries--are all European-based and all extremely out of favor. However the most important trait they all share is the large discount to intrinsic value they currently trade at in the market. Krones, as mentioned in the Oakmark International Small Cap letter, is the world-leading manufacturer of bottling equipment. An investment in Krones at four times cash flow nets you a globally dominant technological leader with attractive growth prospects, net cash on its balance sheet and a management that is eagerly buying in shares at current prices.

Financials represent just under 13% of the Fund, composed of companies with variety of specialties located on three continents. Banco Latinoamericano de Exportaciones, or Bladex as it is known, is a good example of the value we are finding in the area. The Bank is the largest trade finance institution in Latin America, and has successfully negotiated a multitude of regional and global shocks with a minimum of credit quality problems. Overcapitalized and extremely conservatively provisioned, the market is currently pricing this business at less than 5 times earnings and less than 70% of a growing and understated (given their tendency to over-provision for potential risks) book value. This is far too cheap a price for a business of this quality.

LOOKING FORWARD

At Harris Associates our primary concern as analysts and portfolio managers is to fully understand the underlying value of a business, not to predict short-term, sentiment-driven price movements in the market. If we properly ascertain the intrinsic value of a business with a reasonable level of confidence, and can purchase that business at a significant discount, we are confident we will do well over time.

Once again, we would like to thank you for your continued confidence in the newest Fund in the Oakmark Family.

/s/ Michael Welsh

MICHAEL WELSH

Portfolio Manager
102521.2142@compuserve.com


/s/ Greg Jackson

GREG JACKSON

Portfolio Manager
gjackson@oakmark.com

April 6

24  THE OAKMARK GLOBAL FUND

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------

GLOBAL DIVERSIFICATION--MARCH 31, 2000
--------------------------------------------------------------------------------

                               [PIE CHART]

United States                 44.2%
Europe                        37.4%
Pacific Rim                    7.5%
Latin America                  4.0%
Other                          2.2%

                                % OF FUND
                                NET ASSETS
------------------------------------------
        UNITED STATES             44.2%

        EUROPE                    37.4%
        Great Britain             20.2%
       *France                     4.4%
       *Germany                    4.2%
        Denmark                    3.0%
       *Finland                    3.0%
       *Italy                      2.6%

        PACIFIC RIM                7.5%
        New Zealand                4.7%
        Korea                      1.7%
        Japan                      1.1%

        LATIN AMERICA              4.0%
        Panama                     2.6%
        Brazil                     1.4%


        OTHER                      2.2%
        Bermuda                    2.2%

* Euro currency countries comprise 14.2% of the Fund.


                                                     THE OAKMARK GLOBAL FUND  25

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                 Description                           Shares Held        Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3%

FOOD & BEVERAGE--5.4%
    Diageo plc (Great Britain)   Beverages, Wines, & Spirits
                                   Manufacturer                          130,000          $   976,395
    Hite Brewery Company         Brewer
       (Korea)                                                            20,500              458,132
                                                                                          -----------
                                                                                            1,434,527

APPAREL--4.7%
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (b)                                                        94,700          $   704,331
    Jones Apparel Group, Inc.    Apparel Manufacturer
       (United States), (a)                                               17,000              541,875
                                                                                          -----------
                                                                                            1,246,206

RETAIL--18.1%
    Somerfield plc (Great        Food Retailer
      Britain)                                                         1,421,500          $ 1,256,060
    House Of Fraser Plc (Great   Department Store
      Britain)                                                         1,201,300            1,071,051
    Ugly Duckling                Automobile Retailer & Financier
      Corporation (United
      States), (a)                                                       125,000              960,937
    Toys "R" Us, Inc. (United    Toy Retailer
      States), (a)                                                        50,000              740,625
    Tricon Global Restaurants,   Restaurant Owner and Franchisor
      Inc. (United States), (a)                                           17,000              528,062
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                             17,000              298,057
                                                                                          -----------
                                                                                            4,854,792

OTHER CONSUMER GOODS & SERVICES--9.4%
    Department 56, Inc.          Collectibles & Giftware Products
      (United States), (a)                                                95,000          $ 1,407,188
    Royal Doulton plc (Great     Tableware & Giftware
      Britain)                                                           703,700            1,120,361
                                                                                          -----------
                                                                                            2,527,549

BANKS & THRIFTS--9.1%
    Washington Mutual, Inc.      Thrift
      (United States)                                                     35,000          $   927,500
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                               26,300              696,950
    Unidanmark A/S, Class A      Commercial Banking
      (Denmark)                                                            6,600              423,431
    Den Danske Bank Group        Commercial Banking
      (Denmark)                                                            3,700              387,701
                                                                                          -----------
                                                                                            2,435,582


26  THE OAKMARK GLOBAL FUND

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                 Description                           Shares Held        Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3% (CONT.)

INSURANCE--2.2%
    PartnerRe Ltd. (Bermuda)     Reinsurance Company                      16,000          $   589,000

EDUCATIONAL SERVICES--4.5%
    ITT Educational Services,    Postsecondary Degree Programs
       Inc. (United States), (a)                                          75,000          $ 1,200,000

INFORMATION SERVICES--13.6%
    Ceridian Corporation         Data Management Services
      (United States)                                                     71,500          $ 1,371,906
    NOVA Corporation             Transaction Processing Services
      (United States)                                                     46,000            1,339,750
    Equifax Inc. (United         Consumer Credit Information
      States)                                                             37,000              934,250
                                                                                          -----------
                                                                                            3,645,906

COMPUTER SOFTWARE--5.0%
    The Reynolds and             Information Management
      Reynolds Company,
      Class A (United States)                                             50,000          $ 1,350,000

TELECOMMUNICATIONS--1.3%
    Telemig Celular              Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  111,345,000          $   361,240

MEDICAL PRODUCTS--2.0%
    Hanger Orthopedic            Orthotics and Prosthetics
      Group, Inc. (United          Manufacturer
      States), (a)                                                       100,000          $   531,250

MACHINERY & METAL PROCESSING--3.0%
    Metso Oyj (Finland), (a)     Paper and Pulp Machinery                 59,600          $   804,687

MINING & BUILDING MATERIALS--4.7%
    Fletcher Challenge           Building Materials Manufacturer
      Building (New Zealand)                                           1,172,186          $ 1,267,717


                                                     THE OAKMARK GLOBAL FUND  27

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                 Description                           Shares Held        Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--8.1%
    Tomkins plc (Great           Diversified Engineering
      Britain)                                                           308,000          $   988,090
    GFI Industries SA (France)   Industrial Fastener Manufacturer         26,600              598,564
    Chargeurs SA (France)        Wool, Textile Production & Trading        9,900              578,264
                                                                                          -----------
                                                                                            2,164,918

PRODUCTION EQUIPMENT--4.2%
    Krones AG (Germany)          Production Machinery Manufacturer        38,700          $ 1,111,715

    TOTAL COMMON STOCKS (COST: $27,050,697)                                                25,525,089

    Total Investments (Cost $27,050,697)--95.3% (c)                                       $25,525,089
    Foreign Currencies (Proceeds $11,511)--0.0%                                           $    11,427
    Other Assets In Excess Of Other Liabilities--4.7% (d)                                   1,258,261

    TOTAL NET ASSETS--100%                                                                $26,794,777
                                                                                          ===========

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c) At March 31, 2000, net unrealized depreciation of $1,525,692, for federal income tax purposes, consisted of gross unrealized appreciation of $1,649,547 and gross unrealized depreciation of $3,175,239.
(d)  Includes portfolio and transaction hedges.


28  THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO] [PHOTO]


--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/00) COMPARED TO THE MSCI WORLD EX U.S. INDEX

[GRAPH]

                               THE OAKMARK         MSCI WORLD EX
                           INTERNATIONAL FUND       U.S. INDEX
            9/92                 $10,000             $10,000
           10/92                  $9,800              $9,505
            1/93                 $10,833              $9,621
            4/93                 $12,105             $11,764
            7/93                 $12,608             $12,233
           10/93                 $14,454             $12,981
            1/94                 $16,488             $13,786
            4/94                 $15,382             $13,664
            7/94                 $15,195             $13,899
           10/94                 $15,122             $14,265
            1/95                 $13,698             $13,124
            4/95                 $14,399             $14,437
            7/95                 $15,507             $14,911
           10/95                 $14,659             $14,248
            1/96                 $16,248             $15,312
            4/96                 $18,162             $16,144
            7/96                 $17,635             $15,471
           10/96                 $18,310             $15,843
            1/97                 $19,909             $15,761
            4/97                 $21,149             $16,114
            7/97                 $22,960             $18,426
            9/97                 $23,283             $18,027
           12/97                 $20,097             $16,637
            3/98                 $22,994             $19,083
            6/98                 $20,253             $19,233
            9/98                 $16,322             $16,404
           12/98                 $18,688             $19,759
            3/99                 $21,258             $20,070
            6/99                 $25,728             $20,650
            9/99                 $23,896             $21,535
           12/99                 $26,065             $25,277
            3/00                 $26,012             $25,416

                                                   AVERAGE ANNUAL TOTAL RETURN*
3/31/00 NAV $14.67                                      THROUGH 3/31/00
                                      TOTAL RETURN    FROM FUND INCEPTION
                                       LAST 3 MOS.          9/30/92
-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND            -0.2%               13.6%
MSCI World ex U.S. Index w/inc.**          0.6%               13.2%
MSCI EAFE Index w/inc.**                  -0.1%               13.0%
Lipper International Fund Index**          0.6%               15.1%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The MSCI World ex U.S. Index includes 21 country sub-indexes. The MSCI EAFE Index refers to Europe, Asia and the Far East and includes 20 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

For the first quarter of the year, your fund has achieved a return of -.2%. This compares to the MSCI World ex-U.S. Index which was up .6%. The Lipper International Fund Index also was up .6%.

TRAVELER'S LOG:
JAPAN AND KOREA

Perceiving change in the Japanese economy is difficult for anyone using a time horizon shorter than a year. While there are numerous examples of specific companies which have started to restructure and focus more on shareholder returns (something we have found more common in smaller companies), in general, the changes have been masked by continued economic paralysis.

The quality of our company visits has certainly improved over the years. Management personnel dispatched to meet with investors are now higher up the ladder than they used to be and seem to better understand concepts like return and capital. However, many sociological impediments to enhancing shareholder returns still remain. For example, many companies are still tied to the tradition of using seniority as the primary criterion for advancement. Thankfully, there are some respected industry leaders such as Canon, Sony and Nomura which have started making promotion and compensation more dependent on performance. We are hopeful this trend will continue.

One very positive aspect of the rise of "new economy" companies in Japan (setting aside the absurd valuations the market is assigning many of them) is the freeing up of options for young people entering the labor market. The relaxation of listing requirements and the formation of alternative exchanges have opened the door to capital for many young firms. With the possibility of founding new startups or joining fast-growing service firms, many are no


                                              THE OAKMARK INTERNATIONAL FUND  29

--------------------------------------------------------------------------------

longer are forced into a life of mind-numbing conformity as "salary men".

It has been sad to watch the treatment of the Japanese taxpayer over the past decade. To say they have been poorly served by their government is too kind. The delays and half-actions of the 1990s have transformed the country's formerly rock-solid finances into an enormous pile of government debt (most estimate total government obligations at well over 100% of GDP). The government's favorite tool, fiscal stimulus primarily in construction, has been a recurring failure. Japanese earners continue to be exceptional savers and will continue to be so as long as they have little confidence in an economic turnaround.

In stark contrast the Koreans have made more progress in reforming their banking sector in the last six months than the Japanese have in the past decade. It helped, ironically, that their short-term problems were much more severe, i.e., the wolf was at the door and they had no choice. Because of the rapidity of reform the outlook for Korea has gone from bleak to bright in two years.

The burst of change and energy happening right now in Korea was jolting, framed as it was by our Japanese visit. Anecdotally, the immigration area designated for foreigners was packed by Americans, French, Germans and Indians (not ALL fund managers!); on previous visits there were usually only a handful of non-GI foreigners going through Kimpo Airport. On this trip you couldn't throw a rock in Seoul without hitting a foreigner trying to make a deal.

This has shown up in dramatic fashion in the foreign direct investment ("FDI") numbers. Before the crisis Korea used to be the outcast of Asian FDI, with regulations and nationalistic attitudes that were nearly xenophobic. Since the crisis the country has attracted more FDI capital than in the previous six years combined. President DJ Kim returned from Europe recently with a fist full of fresh investment commitments he received from French and German companies.

The dramatic adoption of change by the Korean people is most obvious in technology and telecoms. Cellular telephone penetration is now 50% (remember this country has 1/3 the GDP per capita of the US!), a rate that has DOUBLED since the crisis. The internet is also sweeping the country, from the share price mania of the KOSDAQ (Korea's equally high-octane version of our NASDAQ), to the embrace of on-line trading. "Cyber-trading", as its known, now accounts for nearly 50% of total share turnover, up from 5% at the beginning of last year, and currently the highest rate in the world.

Of course the dark side of this rush to embrace the future is that a financial bubble has developed in public companies identified with the internet. The KOSDAQ appears wildly overvalued (50% more expensive than the NASDAQ on a price/sales ratio) and share turnover on this market has increased an astounding 100-fold in the last 12 months. The terms "New economy" and "Cyber" routinely set-off desperate floods of money. THE ASIAN WALL STREET JOURNAL recently related the story of a young entrepreneur, Jeong Seung Mo, who watched nearly US$7 million gush into his bank account in the first five minutes after he posted a notice for new investors in his software company. "I advertised on the Internet because I contacted friends, banks, and institutional investors in person, and no one would give me money, " Jeong said.

Our company meetings, most with "old economy" companies, were punctuated by management's disbelief in the under-valuation of their share prices, a sentiment that is all too familiar to value investors around the globe. Profitability for many of these "old" companies has been tremendous. Because many of these companies were over-levered as the crisis hit, they responded with deep and massive restructuring. With slimmed down cost structures and many weaker competitors bankrupt, margins exploded when the economy boomed last year. For instance, one of our investments, Keumkang, doubled their operating profit in 1999 on a 20% pick up in revenue.

The future looks very bright for Korea as long as it stays on the path of reform. They have jettisoned their former economic role model, Japan, and replaced it with a more open Anglo-American style of free market capitalism. The short-term could still be volatile and progress could very well be interrupted by a number of potential negatives, including: another Daewoo-sized bankruptcy damaging the recovering financial sector; a popping of the KOSDAQ bubble; an unfavorable outcome in the upcoming legislative elections; a strongly appreciating Korean currency; trouble with North Korea; or a resurgence in the country's formerly strong labor unions.

We appreciate your support and confidence.

/s/ David G. Herro

DAVID G. HERRO

Portfolio Manager
dherro@cs.com

/s/ Michael J. Welsh

MICHAEL J. WELSH

Portfolio Manager
102521.2142@compuserve.com

April 5, 2000


30  THE OAKMARK INTERNATIONAL FUND

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2000
--------------------------------------------------------------------------------

                                          [PIE CHART]

 Europe                                             58.8%
 Latin America                                      13.5%
 Pacific Rim                                        18.5%
 Other                                               4.1%

                                                   % OF FUND
                                                   NET ASSETS
 EUROPE                                             58.8%
 Great Britain                                      28.6%
*France                                              7.6%
*Finland                                             7.4%
 Denmark                                             5.1%
*Netherlands                                         3.8%
*Italy                                               2.7%
 Switzerland                                         1.8%
*Germany                                             1.6%
*Austria                                             0.2%

 LATIN AMERICA                                      13.5%
 Brazil                                              6.4%
 Panama                                              4.1%
 Argentina                                           3.0%

 PACIFIC RIM                                        18.5%
 Korea                                               5.4%
 Japan                                               4.3%
 Australia                                           3.4%
 Singapore                                           2.8%
 Hong Kong                                           2.6%

 OTHER                                               4.1%
 Canada                                              3.5%
 Bermuda                                             0.6%

*    Euro currency countires comprise 23.3% of the Fund.


                                              THE OAKMARK INTERNATIONAL FUND  31

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                 Description                           Shares Held        Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.9%

FOOD & BEVERAGE--8.9%
    Diageo plc (Great Britain)   Beverages, Wines, & Spirits
                                   Manufacturer                        4,757,000         $ 35,728,565
    Quilmes Industrial SA        Brewer
      (Argentina), (b)                                                 2,121,000           22,270,500
    Lotte Confectionery          Confection Manufacturer
      Company (Korea)                                                     37,270            4,602,900
    Lotte Chilsung Beverage      Soft Drinks, Juices, & Sport
      Company (Korea) (d)          Drinks Manufacturer                    73,000            4,405,429
                                                                                         ------------
                                                                                           67,007,394

APPAREL--2.7%
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (b) (d)                                                 2,752,800         $ 20,473,950

RETAIL--6.0%
    Somerfield plc (Great        Food Retailer
      Britain) (d)                                                    36,474,995         $ 32,229,884
    Giordano International       Pacific Rim Clothing Retailer &
      Limited (Hong Kong)          Manufacturer                       10,218,000           12,400,883
                                                                                         ------------
                                                                                           44,630,767

HOUSEHOLD PRODUCTS--8.4%
    Hunter Douglas N.V.          Window Coverings Manufacturer
      (Netherlands)                                                    1,107,700         $ 28,320,103
    Reckitt Benckiser plc        Household Cleaners & Air
      (Great Britain)              Fresheners                          2,530,000           23,906,267
    Unilever plc (Great          Detergents & Personal Care
      Britain)                     Products                            1,685,000           10,757,585
                                                                                         ------------
                                                                                           62,983,955

ELECTRONICS--1.2%
    Canon, Inc. (Japan)          Office & Video Equipment                213,000         $  9,232,455

OTHER CONSUMER GOODS & SERVICES--5.4%
    Citizen Watch Co.            Watch and Component
      (Japan)                      Manufacturer                        2,480,000         $ 20,895,144
    Mandarin Oriental            Hotel Management
      International Limited
      (Singapore)                                                     33,134,400           17,561,232
    Shimano Inc. (Japan)         Bicycle Parts Manufacturer              120,000            2,276,920
                                                                                         ------------
                                                                                           40,733,296


32  THE OAKMARK INTERNATIONAL FUND

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                 Description                           Shares Held        Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.9% (CONT.)

BANKS & THRIFTS--16.7%
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b) (d)                                        1,157,800         $ 30,681,700
    Uniao de Bancos              Major Brazilian Bank
      Brasileiros S.A.
      (Brazil), (c)                                                      701,100           22,259,925
    Den Danske Bank Group        Commercial Banking
      (Denmark)                                                          201,500           21,113,990
    Canadian Imperial Bank       Commercial Banking
       of Commerce (Canada)                                              625,000           17,829,491
    Unidanmark A/S,              Commercial Banking
      Class A (Denmark)                                                  269,500           17,290,078
    Banque Nationale de          Commercial Banking
      Paris (France)                                                     108,500            8,571,268
    National Australia Bank      Commercial Banking
      Limited (Australia)                                                295,000            3,789,784
    United Overseas Bank         Commercial Banking
      Ltd., Foreign Shares
      (Singapore)                                                        583,968            3,581,998
                                                                                         ------------
                                                                                          125,118,234

INSURANCE--2.4%
    Swiss Re (Switzerland)       Reinsurance Provider                      7,825         $ 13,561,419
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                          370,500            4,446,000
                                                                                         ------------
                                                                                           18,007,419

TELECOMMUNICATIONS--5.2%
    SK Telecom Co. Ltd.          Telecommunications
      (Korea)                                                              3,962         $ 12,904,954
    Telesp Participacoes         Telecommunications
      (Brazil) S.A.                                                  444,100,000            7,752,306
    Telemig Celular              Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                2,297,800,000            7,454,821
    Tele Sudeste Celular         Telecommunications
      Participacoes S.A.
      (Brazil)                                                     1,151,100,000            5,691,058
    Tele Centro Sul              Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  469,200,000            5,119,035
                                                                                         ------------
                                                                                           38,922,174

PHARMACEUTICALS--1.7%
    Glaxo Wellcome plc           Pharmaceuticals
      (Great Britain)                                                    455,000         $ 12,988,596


                                              THE OAKMARK INTERNATIONAL FUND  33


--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                 Description                           Shares Held        Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.9% (CONT.)

MEDICAL PRODUCTS--0.0%
    Getinge Industrier AB,       Medical Instruments Manufacturer
      Class B (Sweden)                                                       200         $      2,086
    Aerospace2.6%
    Rolls-Royce plc (Great       Aviation & Marine Power
      Britain)                                                         5,988,702         $ 19,355,271

AIRPORT MAINTENANCE--0.2%
    Flughafen Wien AG            Airport Management &
      (Austria)                    Operations                             36,700         $  1,363,513

COMPONENTS--4.1%
    Morgan Crucible              Crucible & Components
      Company plc (Great           Manufacturer
      Britain)                                                         4,058,424         $ 15,862,785
    IMI plc (Great Britain)      Components Manufacturer               4,120,000           15,152,340
                                                                                         ------------
                                                                                           31,015,125

CHEMICALS--2.9%
    Nufarm Limited               Agricultural & Industrial
      (Australia) (d)              Chemical Producer                  10,557,554         $ 21,439,531

OIL & NATURAL GAS--1.8%
    ISIS (France)                Oil Services                            208,250         $ 13,180,986

MACHINERY & METAL PROCESSING--4.8%
    Metso Oyj (Finland), (a)     Paper and Pulp Machinery              2,634,577         $ 35,570,619

MINING & BUILDING MATERIALS--1.8%
    Keumkang Ltd. (Korea) (d)    Building Materials                      312,460         $ 13,711,206

OTHER INDUSTRIAL GOODS & SERVICES--14.3%
    Tomkins plc (Great           Diversified Engineering
      Britain)                                                        11,211,565         $ 35,967,629
    Chargeurs SA (France) (d)    Wool, Textile Production &
                                   Trading                               494,243           28,869,002
    Kone Corporation,            Elevators
      Class B (Finland)                                                  338,790           19,626,704
    Buderus AG (Germany)         Industrial Manufacturing                710,120           11,967,566
    Compagnie Generale des       Tire Manufacturer
      Establissements
      Michelin (France)                                                  205,000            6,583,826
    Dongah Tire Industry         Tire Manufacturer
      Company (Korea) (d)                                                166,290            4,513,639
                                                                                         ------------
                                                                                          107,528,366

34  THE OAKMARK INTERNATIONAL FUND

--------------------------------------------------------------------------------
              THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
--------------------------------------------------------------------------------

                                                                      Shares Held/
                                 Description                           Par Value         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.9% (CONT.)

DIVERSIFIED CONGLOMERATES--3.8%
    Berisford plc (Great         Diversified Operations
      Britain)                                                         2,645,700         $ 12,699,845
    Canadian Pacific Limited     Diversified Operations
      (Canada)                                                           367,000            8,183,620
    First Pacific Company Ltd.   Diversified Operations
      (Hong Kong)                                                     14,716,000            7,181,717
                                                                                         -------------
                                                                                           28,065,182

    TOTAL COMMON STOCKS (COST: $798,638,163)                                              711,330,125

SHORT TERM INVESTMENTS--4.3%

COMMERCIAL PAPER--2.0%
    General Electric Capital Corporation, 6.18% due 4/3/2000          15,000,000         $ 15,000,000
    Total Commercial Paper (Cost: $15,000,000)                                             15,000,000

REPURCHASE AGREEMENTS--2.3%
    State Street Repurchase Agreement, 6.03% due 4/3/2000             17,401,000         $ 17,401,000
    TOTAL REPURCHASE AGREEMENTS (COST: $17,401,000)                                        17,401,000

    TOTAL SHORT TERM INVESTMENTS (COST: $32,401,000)                                       32,401,000

    Total Investments (Cost $831,039,163)--99.1% (e)                                     $ 743,731,125
    Foreign Currencies (Proceeds $1,953,699)--0.3%                                         $ 1,959,114
    Other Assets In Excess Of Other Liabilities--0.6% (f)                                    4,358,328

    TOTAL NET ASSETS--100%                                                               $ 750,048,567
                                                                                         =============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c)  Represents a Global Depository Receipt.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) March 31, 2000, net unrealized depreciation of $87,302,622, for federal income tax purposes, consisted of gross unrealized appreciation of $93,318,929 and gross unrealized depreciation of $180,621,551.
(f)  Includes portfolio and transaction hedges.


                                              THE OAKMARK INTERNATIONAL FUND  35

          THE OAKMARK INTERNATIONAL
          SMALL CAP FUND

            REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
            --------------------------------------------------------------------
            [PHOTO]  [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/00) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX

                                    [GRAPH]

                     THE OAKMARK INTERNATIONAL    MSCI WORLD EX
                          SMALL CAP FUND           U.S. INDEX
          10/95               $10,000               $10,000
           1/96               $10,530               $10,747
           4/96               $11,340               $11,331
           7/96               $11,040               $10,858
          10/96               $11,410               $11,120
           1/97               $12,142               $11,062
           4/97               $12,152               $11,310
           7/97               $13,253               $12,933
           9/97               $12,672               $12,652
          12/97                $9,642               $11,677
           3/98               $11,429               $13,394
           6/98                $9,892               $13,499
           9/98                $8,211               $11,513
          12/98               $10,529               $13,868
           3/99               $13,118               $14,086
           6/99               $15,317               $14,493
           9/99               $15,439               $15,114
          12/99               $16,190               $17,741
           3/00               $15,387               $17,839

                                                      AVERAGE ANNUAL TOTAL RETURN*
3/31/00 NAV $11.88                                         THROUGH 3/31/00
                                      TOTAL RETURN       FROM FUND INCEPTION
                                       LAST 3 MOS.            11/1/95
---------------------------------------------------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL
   CAP FUND                               -5.0%               10.2%
MSCI World ex U.S. Index w/inc.**          0.6%               14.0%
Lipper International Small Cap Fund
   Average**                              13.1%               23.7%
Micropal Equity International Small
   Cap Index**                            13.8%               25.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The MSCI World ex U.S. Index includes 21 country sub-indexes. The Lipper International Small Cap Fund Average includes 76 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Equity International Small Cap Index is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,

For the first calendar quarter of the year, your fund achieved a return of -5.0%. This compares to the MCSI World ex-U.S. Index which returned .6% and a 13.1% return for the Lipper International Small Cap average.

Though your Fund has achieved a negative return, please keep in mind that your fund was up over 53% last year so some pull back is natural. The current market prices of our portfolio of companies is EXTREMELY attractive, several examples of which we will describe below.

ON MANIAS...

A lot has been said and written on the technology stock mania that has swept the globe. As managers who feel a tremendous sense of responsibility and duty to our shareholders we feel we must continue to warn you on the dangers of participating in this absurdity. Again, we are not saying that technology should be ignored or that the Internet in not a potent force to be reckoned with. We have experienced in our travels and in the normal course of business how technology and telecommunications have shrunk the world and changed the way the way it operates. As mentioned last quarter, we have owned certain technology and software stocks over the life of the Fund that have greatly contributed to returns. These truths, however, do not mean that companies involved in technology or telecommunications are always good investments. Price always must be considered. This is no different from buying a house, car, insurance policy or even a pound of hamburger. Rarely does any rational person buy something regardless of price.

36   THE OAKMARK

--------------------------------------------------------------------------------

Today, at time of writing, this is not true in the global equity markets. A wall of money has piled into a small group of technology and telecom stocks no matter what the price. This buying hysteria has made for a two-headed market: one priced highly and the rest of the investment universe on sale. FOR LONG-TERM INVESTORS LIKE US, THESE TIMES ARE GLORIOUS. THE MISPRICING OF ASSETS IN THE SHORT-TERM MAKES OUR JOB EASIER AS LONG-TERM INVESTORS. The availability of sound, well-managed companies with great GROWTH prospects selling at LOW prices is huge. In fact, this highlights that the choice an investor faces is not between growth stocks and value stocks, for they are now one in the same, but between growth and momentum. And as we have always stated, buying something because of anticipated price movement is not investing, but, speculating.

Yes, these times often cause one to second-guess common sense. But, in the end, fundamentals always assert themselves. Always remember Nobel Prize winning economist Milton Friedman's famous quote: "there is no such thing as a free lunch."

 ...AND REAL OPPORTUNITY

Two years ago, we raved about values available to us in the Pacific Rim specifically and in the emerging markets in general. In a disciplined fashion we took advantage of these opportunities and performed very well. Today, the situation is more expansive as the enormous gap between "old economy" and "new economy" has created great opportunity in the developed markets as well. Why are these stocks so undervalued? For one reason and one reason only: they are not directly related to technology. Consider your fund's largest holding, a German company called KRONES. Krones is the world-leading manufacturer of bottling equipment. The company has great growth prospects as global soft drink and beer consumption increases, it is a technological leader, has net cash on its balance sheet and sells for about 4x's its cashflow. Management has made great strides to improve transparency and treatment of minority shareholders. And, the company itself thinks it's so undervalued that it is buying back its own stock!

Another large position in your Fund is FLETCHER BUILDING in New Zealand. It sells at depressed valuation levels, is the dominant force in New Zealand construction materials including cement and concrete and operates in a market that is coming out of a lengthy recession in building activity. On top of all of this, they have divested themselves of underperforming assets and are about to be spun-out of a larger group thereby making themselves a focused, independent entity (and, perhaps, a takeover target). This stock yields close to 10% and trades at 7x's expanding earnings. Fletcher and Krones are just two examples of why we are so excited about the portfolio going forward.

STICK WITH COMMON SENSE

In closing this letter, we as managers of your Fund urge you to think carefully about your investment choices. Never before in recent memory has there been two distinct choices in the field of common stock investment. We are quite confident of our approach and remain extremely enthusiastic about this Fund's prospects. We hope you share our enthusiasm.


/s/ David G. Herro

DAVID G. HERRO

Portfolio Manager
dherro@cs.com


/s/ Michael J. Welsh

MICHAEL J. WELSH

Portfolio Manager
102521.2142@compuserve.com

April 5 , 2000


                                   THE OAKMARK INTERNATIONAL SMALL CAP FUND   37

--------------------------------------------------------------------------------
                    THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFICATION--MARCH 31, 2000
--------------------------------------------------------------------------------

                                  [PIE CHART]

Europe           47.2%
Pacific Rim      43.2%
Latin America     1.4%
Other             2.4%

                              % OF FUND
                             NET ASSETS
---------------------------------------

EUROPE                            47.2%
Great Britain                     17.9%
*France                           14.7%
*Germany                           7.4%
*Portugal                          2.3%
*Italy                             2.2%
*Finland                           1.5%
Sweden                             1.2%

LATIN AMERICA                      1.4%
Brazil                             1.4%

PACIFIC RIM                       43.2%
New Zealand                       12.8%
Hong Kong                          8.8%
Japan                              6.4%
Korea                              5.7%
Singapore                          4.1%
Thailand                           3.3%
Philippines                        2.1%

OTHER                              2.4%
Canada                             1.5%
Bermuda                            0.9%

* Euro currency countries comprise 28.1% of the Fund.


38  THE OAKMARK INTERNATIONAL SMALL CAP FUND

--------------------------------------------------------------------------------
              THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2%

FOOD & BEVERAGE--4.0%
    Alaska Milk Corporation      Milk Producer
      (Philippines), (a)                                              42,544,000   $        2,274,528
    Hite Brewery Company         Brewer
      (Korea)                                                             90,861            2,030,551
                                                                                   ------------------
                                                                                            4,305,079
APPAREL--1.2%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                      7,640,000   $        1,314,780

RETAIL1--1.8%
    House Of Fraser Plc (Great   Department Store
      Britain)                                                         5,885,000   $        5,246,927
    Carpetright plc (Great       Carpet Retailer
      Britain)                                                           424,000            3,307,748
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                            116,000            2,033,799
    Dairy Farm International     Supermarket Chain
      Holdings Limited
      (Singapore)                                                      1,405,800              899,712
    Jusco Stores (Hong Kong)     Department Stores
      Co., Limited (Hong
      Kong)                                                            6,888,000              574,992
    York-Benimaru Co., Ltd.      Supermarket Chain
      (Japan)                                                             21,000              572,737
                                                                                   ------------------
                                                                                           12,635,915
OTHER CONSUMER GOODS & SERVICES--8.2%
    Royal Doulton plc            Tableware & Giftware
      (Great Britain)                                                  3,285,000   $        5,230,051
    Il Shin Spinning             Fabric & Yarn Manufacturer
      Company (Korea)                                                     53,320            2,170,912
    Sanford Limited (New         Fisheries
      Zealand)                                                           458,334            1,114,159
    Designer Textiles (NZ)       Knit Fabrics
      Limited (New
      Zealand) (b)                                                     1,960,000              281,983
                                                                                   ------------------
                                                                                            8,797,105
INSURANCE--1.0%
    Hannover
      Rueckversicherungs-AG      Reinsurance Provider
      (Germany)                                                           16,500   $        1,066,471


                                   THE OAKMARK INTERNATIONAL SMALL CAP FUND   39


--------------------------------------------------------------------------------
              THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
--------------------------------------------------------------------------------
                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2% (CONT.)

OTHER FINANCIAL--8.2%
    JCG Holdings Ltd. (Hong      Investment Holding Company
      Kong)                                                            9,914,000   $        4,488,104
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       328,000            4,277,914
                                                                                   ------------------
                                                                                            8,766,018
HOTELS & MOTELS--4.1%
    Jarvis Hotels plc (Great     Hotel Operator
      Britain)                                                         2,735,000   $        4,354,395

BROADCASTING & CABLE TV--1.5%
    Regional Cablesystems
      Inc. (Canada), (a)         Cable Operator                          137,000   $        1,650,034

PUBLISHING--4.5%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand) (b)                                                   2,039,500   $        3,532,185
    VLT AB, Class B (Sweden)     Newspaper Publisher                     125,950            1,313,804
                                                                                   ------------------
                                                                                            4,845,989
PRINTING--2.0%
    Hung Hing Printing           Printing Company
      Group Limited (Hong
      Kong)                                                            5,498,000   $        2,118,268

TELECOMMUNICATIONS--2.3%
    Telemig Celular              Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  475,000,000   $        1,541,056
    SK Telecom Co. Ltd.          Telecommunications
      (Korea)                                                                296              964,126
                                                                                   ------------------
                                                                                            2,505,182
PHARMACEUTICALS--2.2%
    Recordati (Italy)            Pharmaceuticals                         479,000   $        2,302,505

TRANSPORTATION SERVICES--3.6%
    Mainfreight Limited          Logistics Services
      (New Zealand) (b)                                                4,373,551   $        3,905,493


40   THE OAKMARK INTERNATIONAL SMALL CAP FUND


--------------------------------------------------------------------------------
              THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
--------------------------------------------------------------------------------
                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2% (CONT.)
    OIL & NATURAL GAS-4.2%
    ISIS (France)                Oil Services                             54,177   $        3,429,082
    Cairn Energy plc (Great      Oil & Natural Gas Producer
      Britain), (a)                                                      545,000            1,110,649
                                                                                   ------------------
                                                                                            4,539,731
MINING & BUILDING MATERIALS--8.1%
    Fletcher Challenge           Building Materials Manufacturer
      Building (New Zealand)                                           5,710,951   $        6,176,381
    Semapa-Sociedade de          Cement Manufacturer
      Investimento e Gestao,
      SGPS, SA (Portugal)                                                146,012            2,494,278
                                                                                   ------------------
                                                                                            8,670,659
OTHER INDUSTRIAL GOODS & SERVICES--8.6%
    GFI Industries SA            Industrial Fastener Manufacturer
      (France)                                                           257,974   $        5,805,040
    Vaisala Oyj (Finland)        Atmospheric Observation
                                   Equipment                              61,400            1,587,426
    Yip's Hang Cheung            Paint & Solvent Manufacturer
      (Holdings) Ltd. (Hong
      Kong)                                                           14,654,000              940,982
    Dongah Tire Industry         Tire Manufacturer
      Company (Korea)                                                     34,400              933,725
                                                                                   ------------------
                                                                                            9,267,173
PRODUCTION EQUIPMENT--12.4%
    Krones AG (Germany)          Production Machinery
                                   Manufacturer                          239,100   $        6,868,505
    NSC Groupe (France) (b)      Textile Equipment Manufacturer           44,398            4,251,330
    De Dietrich et               Production Machinery
      Compagnie SA (France)        Manufacturer                           41,500            2,227,333
                                                                                   ------------------
                                                                                           13,347,168
STEEL--2.1%
    Steel & Tube Holdings        Produces and Distributes Steel
      Limited (New Zealand)                                            3,261,470   $        2,249,041

DIVERSIFIED CONGLOMERATES--4.2%
    Haw Par Corporation          Healthcare and Leisure Products
      Ltd. (Singapore)                                                 2,177,000   $        3,459,189
    Jardine Strategic Holdings   Diversified Operations
      Limited (Bermuda)                                                  490,000              999,600
                                                                                   ------------------
                                                                                            4,458,789

    TOTAL COMMON STOCKS (COST: $103,324,195)                                              101,099,795


                                           THE OAKMARK INTERNATIONAL SMALL CAP FUND   41


--------------------------------------------------------------------------------
              THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--MARCH 31, 2000 (UNAUDITED) CONT.
--------------------------------------------------------------------------------
                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.2%

COMMERCIAL PAPER--1.9%
    General Electric Capital Corporation, 6.18% due
      4/3/2000                                                         2,000,000   $        2,000,000

    TOTAL COMMERCIAL PAPER (COST: $2,000,000)                                               2,000,000


REPURCHASE AGREEMENTS--2.3%
    State Street Repurchase Agreement, 6.03% due
      4/3/2000                                                         2,534,000   $        2,534,000

    TOTAL REPURCHASE AGREEMENTS (COST: $2,534,000)                                          2,534,000

    TOTAL SHORT TERM INVESTMENTS (COST: $4,534,000)                                         4,534,000

    Total Investments (Cost $107,858,195)--98.4% (c)                               $      105,633,795
    Foreign Currencies (Proceeds $81,485)--0.1%                                    $           81,319
    Other Assets In Excess Of Other Liabilities--1.5% (d)                                   1,604,663

    TOTAL NET ASSETS--100%                                                         $      107,319,777
                                                                                   ==================

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At March 31, 2000, net unrealized depreciation of $2,224,566, for federal income tax purposes, consisted of gross unrealized appreciation of $10,878,312 and gross unrealized depreciation of $13,102,878.
(d)  Includes portfolio and transaction hedges.

42   THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                     [LOGO]


                 (This page has been intentionally left blank.)


                                                 THE OAKMARK FAMILY OF FUNDS  43

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF ASSETS AND LIABILITIES--MARCH 31, 2000

                                                                                              THE OAKMARK            THE OAKMARK
                                                                      THE OAKMARK               SELECT                SMALL CAP
                                                                         FUND                    FUND                   FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                          $      2,206,713,226   $      1,497,263,646   $       253,675,006
                                                                  (cost: 2,293,924,775)  (cost: 1,438,473,438)   (cost: 289,248,034)
   Cash                                                                            298                    422                   926
   Foreign currency, at value                                                        0                      0                     0
   Receivable for:
     Forward foreign currency contracts                                              0                      0                     0
     Securities sold                                                        42,700,243              8,470,527             5,364,945
     Fund shares sold                                                        4,916,456              7,765,648               122,016
     Dividends and interest                                                  7,630,388              1,006,773               142,133
                                                                  --------------------   --------------------   -------------------
   Total receivables                                                        55,247,087             17,242,948             5,629,094
   Other assets                                                                156,740                 29,457                20,269
                                                                  --------------------   --------------------   -------------------
   Total assets                                                   $      2,262,117,351   $      1,514,536,473   $       259,325,295
                                                                  ====================   ====================   ===================
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
   Options sold, at fair value                                    $                  0   $                  0   $           170,000
      (premiums received:)                                                           0                      0               227,886
   Payable for:
     Securities purchased                                                   28,673,299              9,899,563             2,322,050
     Fund shares redeemed                                                   15,957,012              1,657,274               751,085
     Forward foreign currency contracts                                              0                      0                     0
     Other                                                                   1,624,587                644,587               242,370
                                                                  --------------------   --------------------   -------------------
   Total liabilities                                                        46,254,898             12,201,424             3,485,505
                                                                  --------------------   --------------------   -------------------
   Net assets applicable to fund shares outstanding               $      2,215,862,453   $      1,502,335,049   $       255,839,790
                                                                  ====================   ====================   ===================
   Fund shares outstanding                                                  89,480,824             74,863,519            19,103,170
                                                                  ====================   ====================   ===================
------------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
   Paid in capital                                                $      2,689,287,987   $      1,279,139,658   $       270,855,132
   Accumulated undistributed net realized gain (loss)
     on sale of investments, forward contracts and
     foreign currency exchange transactions                               (411,801,705)           162,429,490            20,499,800
   Net unrealized appreciation (depreciation) of investments               (87,211,548)            58,790,207           (35,515,142)
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                                       0                      0                     0
   Net unrealized appreciation (depreciation)--other                                 0                      0                     0
   Accumulated undistributed net investment income (loss)                   25,587,719              1,975,694                     0
                                                                  --------------------   --------------------   -------------------
   Net assets applicable to Fund shares outstanding               $      2,215,862,453   $      1,502,335,049   $       255,839,790
                                                                  ====================   ====================   ===================
PRICE OF SHARES
   Net asset value per share: Class I                             $              24.76   $              20.07   $             13.39
     Class I--Net assets                                          $      2,215,862,453   $      1,497,713,941   $       255,839,790
     Class I--Shares outstanding                                            89,480,824             74,633,059            19,103,170
   Net asset value per share: Class II                                                   $              20.05
     Class II--Net assets                                                                $          4,621,108
     Class II--Shares outstanding                                                                     230,460


44  THE OAKMARK FAMILY OF FUNDS


                                                                      THE OAKMARK             THE OAKMARK            THE OAKMARK
                                                                      EQUITY AND                GLOBAL              INTERNATIONAL
                                                                      INCOME FUND                FUND                   FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                          $       51,727,267     $       25,536,516    $        743,731,125
                                                                   (cost: 47,179,205)     (cost: 27,050,697)     (cost: 831,039,163)
   Cash                                                                          904               (361,613)                    383
   Foreign currency, at value                                                      0                      0               1,959,114
   Receivable for:
     Forward foreign currency contracts                                            0                 50,555               1,607,161
     Securities sold                                                         808,948              1,609,028               8,135,843
     Fund shares sold                                                          3,460                  1,500                 433,394
     Dividends and interest                                                  358,855                165,603               7,585,450
                                                                  ------------------     ------------------    --------------------
   Total receivables                                                       1,171,263              1,834,686              17,761,848
   Other assets                                                                2,051                 10,680                  19,661
                                                                  ------------------     ------------------    --------------------
   Total assets                                                   $       52,901,485     $       27,020,269    $        763,472,131
                                                                  ==================     ==================    ====================
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
   Options sold, at fair value                                    $                0     $                0    $                  0
      (premiums received:)                                                         0                      0                       0
   Payable for:
     Securities purchased                                                    115,300                115,300               9,625,153
     Fund shares redeemed                                                    378,007                 10,776                 577,297
     Forward foreign currency contracts                                            0                 28,299               1,871,278
     Other                                                                    92,299                 71,117               1,349,836
                                                                  ------------------     ------------------    --------------------
   Total liabilities                                                         585,606                225,492              13,423,564
                                                                  ------------------     ------------------    --------------------
   Net assets applicable to fund shares outstanding               $       52,315,879     $       26,794,777    $        750,048,567
                                                                  ------------------     ------------------    --------------------
   Fund shares outstanding                                                 3,479,175              2,665,668              51,122,007
                                                                  ==================     ==================    ====================
------------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
   Paid in capital                                                $       44,705,203     $       26,287,235    $        776,055,252
   Accumulated undistributed net realized gain (loss)
     on sale of investments, forward contracts and
     foreign currency exchange transactions                                2,496,638              1,870,172              83,685,784
   Net unrealized appreciation (depreciation) of investments               4,548,062             (1,525,692)            (87,302,622)
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                                     0                 36,112                (207,417)
   Net unrealized appreciation (depreciation)--other                              75                  1,787                (109,263)
   Accumulated undistributed net investment income (loss)                    565,901                125,163             (22,073,167)
                                                                  ------------------     ------------------    --------------------
   Net assets applicable to Fund shares outstanding               $       52,315,879     $       26,794,777    $        750,048,567
                                                                  ==================     ==================    ====================
PRICE OF SHARES
   Net asset value per share: Class I                             $            15.04     $            10.05    $              14.67
     Class I--Net assets                                          $       52,315,879     $       26,794,777    $        749,992,422
     Class I--Shares outstanding                                           3,479,175              2,665,668              51,118,176
   Net asset value per share: Class II                                                   $            14.66
     Class II--Net assets                                                                $           56,145
     Class II--Shares outstanding                                                                     3,831


                                                                      THE OAKMARK
                                                                     INTERNATIONAL
                                                                    SMALL CAP FUND
-------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                          $      105,633,796
                                                                  (cost: 107,858,195)
   Cash
   Foreign currency, at value                                                 81,319
   Receivable for:
     Forward foreign currency contracts                                      544,254
     Securities sold                                                       1,138,651
     Fund shares sold                                                         71,597
     Dividends and interest                                                1,153,906
                                                                  ------------------
   Total receivables                                                       2,908,408
   Other assets                                                                2,219
                                                                  ------------------
   Total assets                                                   $      108,626,133
                                                                  ==================
-------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
   Options sold, at fair value                                    $                0
      (premiums received:)                                                         0
   Payable for:
     Securities purchased                                                    659,217
     Fund shares redeemed                                                    247,728
     Forward foreign currency contracts                                      144,057
     Other                                                                   255,354
                                                                  ------------------
   Total liabilities                                                       1,306,356
                                                                  ------------------
   Net assets applicable to fund shares outstanding               $      107,319,777
                                                                  ==================
   Fund shares outstanding                                                 9,032,169
                                                                  ==================
-------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
   Paid in capital                                                $      103,392,566
   Accumulated undistributed net realized gain (loss)
     on sale of investments, forward contracts and
     foreign currency exchange transactions                                4,384,393
   Net unrealized appreciation (depreciation) of investments              (2,224,566)
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                               409,652
   Net unrealized appreciation (depreciation)--other                            (654)
   Accumulated undistributed net investment income (loss)                  1,358,386
                                                                  ------------------
   Net assets applicable to Fund shares outstanding               $      107,319,777
                                                                  ==================
-------------------------------------------------------------------------------------
PRICE OF SHARES
   Net asset value per share: Class I                             $            11.88
     Class I--Net assets                                          $      107,319,777
     Class I--Shares outstanding                                           9,032,169
   Net asset value per share: Class II
     Class II--Net assets
     Class II--Shares outstanding


                                                 THE OAKMARK FAMILY OF FUNDS  45

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF OPERATIONS--MARCH 31, 2000
--------------------------------------------------------------------------------

                                                                                         THE OAKMARK         THE OAKMARK
                                                                      THE OAKMARK          SELECT             SMALL CAP
                                                                         FUND               FUND                FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                        $    40,256,457    $    12,056,916    $     1,372,017
   Interest Income                                                        6,215,066          2,430,662            366,228
   Securities lending income                                                      0                  0                  0
   Other Income                                                             189,274                  0                  0
   Foreign taxes withheld                                                         0                  0                  0
                                                                    ---------------    ---------------    ---------------
     Total investment income                                             46,660,797         14,487,578          1,738,245
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                                               17,361,382          7,560,785          2,206,456
   Transfer and dividend disbursing agent fees                            1,015,631            395,189            116,894
   Other shareholder servicing fees                                         870,695            549,720            102,134
   Reports to shareholders                                                  719,858            254,909             85,998
   Custody and accounting fees                                              188,043            101,691             41,603
   Registration and blue sky expenses                                        (8,396)            35,102              9,607
   Trustee fees                                                              58,509             28,371             17,575
   Legal fees                                                                23,710             14,106              6,295
   Audit fees                                                                12,829             12,273             12,273
   Other                                                                    179,993             88,464             34,244
                                                                    ---------------    ---------------    ---------------
     Total expenses                                                      20,422,254          9,040,610          2,633,079
     Expense reimbursement                                                        0                  0           (112,500)
     Expense offset arrangements                                             (6,499)            (1,216)              (332)
                                                                    ---------------    ---------------    ---------------
   Net expenses                                                          20,415,755          9,039,394          2,520,247
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):                                            26,245,042          5,448,184           (782,002)
--------------------------------------------------------------------------------------------------------------------------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                             (411,390,237)       184,486,213         36,103,517
   Net realized gain (loss) on foreign currency transactions                      0                  0                  0
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                             (254,210,921)        31,553,980        (51,770,930)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                                  0                  0                  0
   Net change in appreciation (depreciation)--other                               0                  0                  0
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:                                   (665,601,158)       216,040,193        (15,667,413)
                                                                    ---------------    ---------------    ---------------
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                   $  (639,356,116)   $   221,488,377    $   (16,449,415)
                                                                    ===============    ===============    ===============


46  THE OAKMARK FAMILY OF FUNDS


                                                                      THE OAKMARK          THE OAKMARK       THE OAKMARK
                                                                      EQUITY AND             GLOBAL         INTERNATIONAL
                                                                      INCOME FUND             FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                        $       663,899    $       323,047    $    12,106,499
   Interest Income                                                          604,341             16,699          1,039,528
   Securities lending income                                                      0                  0                  0
   Other Income                                                                   0                  0                  0
   Foreign taxes withheld                                                   (16,519)           (30,087)        (1,333,627)
                                                                    ---------------    ---------------    ---------------
     Total investment income                                              1,251,721            309,659         11,812,400
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                                                  215,368            136,171          3,981,177
   Transfer and dividend disbursing agent fees                               24,194             17,526            229,650
   Other shareholder servicing fees                                           7,517              1,782            187,488
   Reports to shareholders                                                   14,216             30,792            152,516
   Custody and accounting fees                                               25,114             14,085            451,147
   Registration and blue sky expenses                                         8,057             15,087             28,804
   Trustee fees                                                              12,754             12,383             22,137
   Legal fees                                                                 4,893              7,728              8,875
   Audit fees                                                                10,773              9,027             14,883
   Other                                                                     18,507             10,785             53,780
                                                                    ---------------    ---------------    ---------------
     Total expenses                                                         341,393            255,366          5,130,457
     Expense reimbursement                                                        0            (16,500)                 0
     Expense offset arrangements                                               (410)              (231)            (1,404)
                                                                    ---------------    ---------------    ---------------
   Net expenses                                                             340,983            238,635          5,129,053
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):                                               910,738             71,024          6,683,347
--------------------------------------------------------------------------------------------------------------------------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                                2,515,982          1,954,715         86,862,642
   Net realized gain (loss) on foreign currency transactions                      0             52,812          1,616,580
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                                  725,595            263,350        (28,999,849)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                                  0             34,975            244,057
   Net change in appreciation (depreciation)--other                             234              7,590             16,532
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:                                      3,241,811          2,313,442         59,739,962
                                                                    ---------------    ---------------    ---------------
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                   $     4,152,549    $     2,384,466    $    66,423,309
                                                                    ===============    ===============    ===============


                                                                      THE OAKMARK
                                                                     INTERNATIONAL
                                                                    SMALL CAP FUND
-------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                        $     2,099,822
   Interest Income                                                          125,643
   Securities lending income                                                      0
   Other Income                                                                   0
   Foreign taxes withheld                                                  (243,351)
                                                                    ---------------
     Total investment income                                              1,982,114
-----------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                                                  831,013
   Transfer and dividend disbursing agent fees                               52,277
   Other shareholder servicing fees                                          38,248
   Reports to shareholders                                                   29,792
   Custody and accounting fees                                               98,302
   Registration and blue sky expenses                                        13,204
   Trustee fees                                                              13,580
   Legal fees                                                                 5,308
   Audit fees                                                                12,829
   Other                                                                     24,681
                                                                    ---------------
     Total expenses                                                       1,119,234
     Expense reimbursement                                                        0
     Expense offset arrangements                                             (1,829)
                                                                    ---------------
   Net expenses                                                           1,117,405
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):                                               864,709
-----------------------------------------------------------------------------------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                                5,599,958
   Net realized gain (loss) on foreign currency transactions               (222,842)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                               (8,096,383)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                            392,574
   Net change in appreciation (depreciation)--other                           5,776
-----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:                                     (2,320,917)
                                                                    ---------------
-----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                   $    (1,456,208)
                                                                    ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  47

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 2000
--------------------------------------------------------------------------------

                                                                         -------------------------------------
                                                                                   THE OAKMARK FUND
                                                                         -------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                          MARCH 31, 2000    SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                  $    26,245,042    $    63,903,129
   Net realized gain (loss) on sale of investments                           (411,390,237)       748,595,189
   Net realized gain (loss) on foreign currency transactions                            0                  0
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                                   (254,210,921)      (147,719,773)
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                             0                  0
   Net change in unrealized appreciation (depreciation)--
     other                                                                              0                  0

   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     (639,356,116)       664,778,545
--------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                      (32,700,105)       (89,026,890)
   Net realized short-term gain                                              (100,782,239)      (128,028,090)
   Net realized long-term gain                                               (487,251,797)      (195,972,927)
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                       (620,734,141)      (413,027,907)
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                  170,987,093        832,343,635
   Reinvestment of dividends and capital gain distributions                   603,455,859        391,307,098
   Payments for shares redeemed                                            (2,071,322,609)    (3,626,526,884)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                    (1,296,879,657)    (2,402,876,151)
                                                                          ---------------    ---------------
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (2,556,969,915)    (2,151,125,513)
   NET ASSETS:
   Beginning of period                                                      4,772,832,369      6,923,957,882
                                                                          ---------------    ---------------
   End of period                                                          $ 2,215,862,453    $ 4,772,832,369
                                                                          ===============    ===============
   Undistributed net investment income                                    $    25,587,719    $    52,730,692
                                                                          ===============    ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                  $        0.2632    $        0.4401
   Net realized short-term gain                                                    0.8111             0.6329
   Net realized long-term gain                                                     3.9217             0.9686
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    $        4.9960    $        2.0416
                                                                          ===============    ===============


48  THE OAKMARK FAMILY OF FUNDS

                                                                         -------------------------------------
                                                                                    THE OAKMARK
                                                                                    SELECT FUND
                                                                         -------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                          MARCH 31, 2000    SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                  $     5,448,184    $    15,427,356
   Net realized gain (loss) on sale of investments                            184,486,213        301,413,442
   Net realized gain (loss) on foreign currency transactions                            0                  0
   Net change in unrealized appreciation (depreciation)                        31,553,980         18,463,317
     of investments and foreign currencies
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                             0                  0
   Net change in unrealized appreciation (depreciation)--
     other                                                                              0                  0
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      221,488,377        335,304,115
--------------------------------------------------------------------------------------------------------------
*DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                      (14,709,648)        (3,491,747)
   Net realized short-term gain                                                (8,341,169)          (497,653)
   Net realized long-term gain                                               (268,868,124)       (50,206,634)
                                                                          ---------------    ---------------
   Total distributions to shareholders                                       (291,918,941)       (54,196,034)
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                  330,084,276        688,865,887
   Reinvestment of dividends and capital gain distributions                   287,174,874         51,676,128
   Payments for shares redeemed, net of fees                                 (683,402,349)      (610,635,670)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                       (66,143,199)       129,906,345
                                                                          ---------------    ---------------
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (136,573,763)       411,014,426
   NET ASSETS:
   Beginning of period                                                      1,638,908,812      1,227,894,386
                                                                          ---------------    ---------------
   End of period                                                          $ 1,502,335,049    $ 1,638,908,812
                                                                          ===============    ===============
   Undistributed net investment income                                    $     1,975,694    $    13,637,247
                                                                          ===============    ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                  $        0.1972    $        0.0491
   Net realized short-term gain                                                    0.1118             0.0070
   Net realized long-term gain                                                     3.6040             0.7058
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    $        3.9130    $        0.7619
                                                                          ===============    ===============

*Class II shares were first sold December 31, 1999, after the distribution date.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  49

THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------

                                                                         -------------------------------------
                                                                                    THE OAKMARK
                                                                                   SMALL CAP FUND
                                                                         -------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                          MARCH 31, 2000    SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                  $      (782,002)   $    (2,516,832)
   Net realized gain (loss) on sale of investments                             36,103,517        (11,002,740)
   Net realized gain (loss) on foreign currency transactions                            0                  0
   Net change in unrealized appreciation (depreciation)                       (51,770,930)        82,350,204
     of investments and foreign currencies
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                             0                  0
   Net change in unrealized appreciation (depreciation)--
     other                                                                              0                  0
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      (16,449,415)        68,830,632
--------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                                0                  0
   Net realized short-term gain                                                         0                  0
   Net realized long-term gain                                                          0         (4,508,112)
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                  0         (4,508,112)
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                   24,431,744        262,182,135
   Reinvestment of dividends and capital gain distributions                             0          4,278,943
   Payments for shares redeemed, net of fees                                 (189,281,818)      (511,639,081)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      (164,850,074)      (245,178,003)
                                                                          ---------------    ---------------
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (181,299,489)      (180,855,483)
   NET ASSETS:
   Beginning of period                                                        437,139,279        617,994,762
                                                                          ---------------    ---------------
   End of period                                                          $   255,839,790    $   437,139,279
                                                                          ===============    ===============
   Undistributed net investment income                                    $             0    $    (9,437,333)
                                                                          ===============    ===============

(1)   DISTRIBUTIONS PER SHARE:
   Net investment income                                                  $             0    $             0
   Net realized short-term gain                                                         0                  0
   Net realized long-term gain                                                          0             0.0874
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    $             0    $        0.0874
                                                                          ===============    ===============


50  THE OAKMARK FAMILY OF FUNDS

                                                                         -------------------------------------
                                                                                   THE OAKMARK
                                                                               EQUITY AND INCOME FUND
                                                                         -------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                          MARCH 31, 2000    SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                  $       910,738    $     1,640,639
   Net realized gain (loss) on sale of investments                              2,515,982          6,246,386
   Net realized gain (loss) on foreign currency transactions                            0             (1,597)
   Net change in unrealized appreciation (depreciation)                           725,595            690,123
     of investments and foreign currencies
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                             0                  0
   Net change in unrealized appreciation (depreciation)--
     other                                                                            234               (159)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        4,152,549          8,575,392
--------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                       (1,718,499)          (855,395)
   Net realized short-term gain                                                         0                  0
   Net realized long-term gain                                                 (5,192,802)          (829,557)
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (6,911,301)        (1,684,952)
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    5,590,181         21,877,864
   Reinvestment of dividends and capital gain distributions 6,650,712           1,610,146
   Payments for shares redeemed, net of fees                                  (17,483,853)       (27,806,714)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                        (5,242,960)        (4,318,704)
                                                                          ---------------    ---------------
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (8,001,712)         2,571,736
   NET ASSETS:
   Beginning of period                                                         60,317,591         57,745,855
                                                                          ---------------    ---------------
   End of period                                                          $    52,315,879    $    60,317,591
                                                                          ===============    ===============
   Undistributed net investment income                                    $       565,901    $     1,806,607
                                                                          ===============    ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                  $        0.4509    $        0.2118
   Net realized short-term gain                                                         0                  0
   Net realized long-term gain                                                     1.3625             0.2053
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    $        1.8134    $        0.4171
                                                                          ===============    ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  51

THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------

                                                                         -------------------------------------
                                                                                     THE OAKMARK
                                                                                     GLOBAL FUND
                                                                         -------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                          MARCH 31, 2000    SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                  $        71,024    $        32,032
   Net realized gain (loss) on sale of investments                              1,954,715            (84,542)
   Net realized gain (loss) on foreign currency transactions                       52,812               (871)
   Net change in unrealized appreciation (depreciation)                           263,350         (1,789,042)
     of investments and foreign currencies
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                        34,975             (4,719)
   Net change in unrealized appreciation (depreciation)--
     other                                                                          7,590                 53
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        2,384,466         (1,847,089)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                          (29,834)                 0
   Net realized short-term gain                                                         0                  0
   Net realized long-term gain                                                          0                  0
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                            (29,834)                 0
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                   10,783,756         25,938,577
   Reinvestment of dividends and capital gain distributions                        28,824                  0
   Payments for shares redeemed, net of fees                                  (10,325,789)          (138,134)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                           486,791         25,800,443
                                                                          ---------------    ---------------
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,841,423         23,953,354
   NET ASSETS:
   Beginning of period                                                         23,953,354                  0
                                                                          ---------------    ---------------
   End of period                                                          $    26,794,777    $    23,953,354
                                                                          ===============    ===============
   Undistributed net investment income                                    $       125,163    $        32,032
                                                                          ===============    ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                  $        0.0098    $             0
   Net realized short-term gain                                                         0                  0
   Net realized long-term gain                                                          0                  0
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    $        0.0098    $             0
                                                                          ===============    ===============

(a) From August 4, 1999, to date on which Fund shares were first offered for sale to the public.


52  THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------

                                                                         -------------------------------------
                                                                                      THE OAKMARK
                                                                                   INTERNATIONAL FUND
                                                                         -------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                          MARCH 31, 2000    SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                  $     6,683,347    $    15,632,479
   Net realized gain (loss) on sale of investments                             86,862,642        (28,187,781)
   Net realized gain (loss) on foreign currency transactions                    1,616,580         11,558,024
   Net change in unrealized appreciation (depreciation)                       (28,999,849)       290,561,381
     of investments and foreign currencies
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                       244,057          1,014,015
   Net change in unrealized appreciation (depreciation)--
     other                                                                         16,532           (274,516)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       66,423,309        290,303,602
--------------------------------------------------------------------------------------------------------------
*DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                             (27,291,783)       (16,590,763)
   Net investment income--Class II                                                 (1,053)                 0
   Net realized short-term gain                                                         0        (32,678,201)
   Net realized long-term gain                                                          0        (20,071,535)
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (27,292,836)       (69,340,499)
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                   73,526,909        370,563,788
   Reinvestment of dividends and capital gain distributions                    26,255,741         65,432,760
   Payments for shares redeemed, net of fees                                 (200,006,543)      (601,921,972)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      (100,223,893)      (165,925,424)
                                                                          ---------------    ---------------
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (61,093,420)        55,037,679
   NET ASSETS:
   Beginning of period                                                        811,141,987        756,104,308
                                                                          ---------------    ---------------
   End of period                                                          $   750,048,567    $   811,141,987
                                                                          ===============    ===============
   Undistributed net investment income                                    $   (22,073,167)   $    37,780,575
                                                                          ===============    ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                  $        0.4861    $        0.2440
   Net realized short-term gain                                                         0             0.4807
   Net realized long-term gain                                                          0             0.2953
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    $        0.4861    $        1.0200
                                                                          ===============    ===============

*    Class II Shares were first sold November 4, 1999.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  53

THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------

                                                                         -------------------------------------
                                                                              THE OAKMARK INTERNATIONAL
                                                                                    SMALL CAP FUND
                                                                         -------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                          MARCH 31, 2000    SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                  $       864,709    $     2,541,981
   Net realized gain (loss) on sale of investments                              5,599,958         12,338,825
   Net realized gain (loss) on foreign currency transactions                     (222,842)           968,518
   Net change in unrealized appreciation (depreciation)                        (8,096,383)        34,768,296
     of investments and foreign currencies
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                       392,574            186,436
   Net change in unrealized appreciation (depreciation)--
     other                                                                          5,776             (2,615)
                                                                          ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       (1,456,208)        50,801,441
--------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                       (1,252,257)        (1,558,450)
   Net realized short-term gain                                                (3,278,736)                 0
   Net realized long-term gain                                                 (3,226,904)                 0
                                                                          ---------------    ---------------
   Total distributions to shareholders                                         (7,757,898)        (1,558,450)
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                   29,202,382        253,467,836
   Reinvestment of dividends and capital gain distributions                     7,637,609          1,470,554
   Payments for shares redeemed, net of fees                                  (75,672,311)      (200,585,753)
                                                                          ---------------    ---------------
   Net increase (decrease) in net assets from Fund
     share transactions                                                       (38,832,320)        54,352,637
                                                                          ---------------    ---------------
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (48,046,426)       103,595,628
   NET ASSETS:
   Beginning of period                                                        155,366,203         51,770,575
                                                                          ---------------    ---------------
   End of period                                                          $   107,319,777    $   155,366,203
                                                                          ===============    ===============
   Undistributed net investment income                                    $     1,358,386    $     2,612,604
                                                                          ===============    ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                  $        0.1135    $        0.2049
   Net realized short-term gain                                                    0.2972                  0
   Net realized long-term gain                                                     0.2923                  0
                                                                          ---------------    ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    $        0.7030    $        0.2049
                                                                          ===============    ===============


54  THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
              THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

 ................................................................................


1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

SECURITY VALUATION--

Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At March 31, 2000, only the Equity and Income, Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation)-other includes the following components:


                                  EQUITY
                                    AND                              INT'L SMALL
                                  INCOME       GLOBAL  INTERNATIONAL     CAP
---------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on
   dividends and dividend
   reclaims receivable         $      88    $   1,787    $ (82,393)   $   1,182

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                               0        6,133       24,677        9,944

Unrealized appreciation
   (depreciation) on
   transaction hedge
   purchases and sales                 0       (5,857)     (56,701)      (9,453)

Unrealized appreciation
   (depreciation) on tax
   expense payable                   (13)        (276)       5,154       (2,327)
                               ---------    ---------    ---------    ---------
Net unrealized
   appreciation
   (depreciation) - other      $      75    $   1,787    $(109,263)   $    (654)
                               =========    =========    =========    =========


SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--

At March 31, 2000,Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.



                                                  THE OAKMARK FAMILY OF FUNDS 55

--------------------------------------------------------------------------------
              THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)

 ................................................................................

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at March 31, 2000:

PORTFOLIO HEDGES--


                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLAR PROCEEDS         FOREIGN CURRENCY SOLD        SETTLEMENT DATE     MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
           $  1,500,000                 905,551  Pound Sterling      April 2000          $  58,196
                302,821              32,523,000  Japanese Yen        April 2000            (22,084)
                                                                                         ---------
                                                                                         $  36,112
                                                                                         =========

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--


                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLAR PURCHASED        FOREIGN CURRENCY SOLD        SETTLEMENT DATE     MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
         $       83,595                 647,400  Danish Krone        April 2000           $    359
                221,294              23,353,200  Japanese Yen        April 2000             (6,176)
                                                                                         ---------
                                                                                          $ (5,817)
                                                                                         =========

The International Fund had the following outstanding contracts at March 31, 2000:

PORTFOLIO HEDGES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLAR PROCEEDS         FOREIGN CURRENCY SOLD        SETTLEMENT DATE     MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
            $24,629,460           2,645,204,000  Japanese Yen        August 2000        $(1,796,138)
             30,000,000              18,111,021  Pound Sterling      April 2000           1,163,917
             29,088,000              18,000,000  Pound Sterling      May 2000               424,804
                                                                                        -----------
                                                                                        $  (207,417)
                                                                                        ===========

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--


                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLAR SOLD          FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
           $  1,546,581               2,240,903  Canadian Dollar     April 2000          $  (4,322)
                995,939               1,027,271  Euro Currency       April 2000            (12,276)
                988,396                 623,122  Pound Sterling      April 2000              3,677
              2,092,386               1,318,163  Pound Sterling      April 2000              6,262
              2,043,880               1,287,443  Pound Sterling      April 2000              5,859
                                                                                         ---------
                                                                                         $    (800)
                                                                                         =========



56 THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
              THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)

 ................................................................................


TRANSACTION HEDGES: FOREIGN CURRENCY SALES--


                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLAR SOLD          FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
            $   136,135                 142,252  Euro Currency       April 2000        $    (78)
                484,385                 506,149  Euro Currency       April 2000            (278)
              2,362,240             248,554,894  Japanese Yen        April 2000         (58,788)
                209,651              21,461,990  Japanese Yen        April 2000             602
              1,375,324                 862,272  Pound Sterling      April 2000           2,500
              2,265,110               1,422,629  Pound Sterling      April 2000             141
                                                                                       --------
                                                                                       $(55,901)
                                                                                       ========


The Int'l Small Cap Fund had the following outstanding contracts at March 31, 2000:

PORTFOLIO HEDGES--


                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLAR SOLD          FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
             $4,959,938             507,600,000  Japanese Yen        September 2000       $(133,510)
             14,000,000               8,451,810  Pound Sterling      April 2000             543,162
                                                                                          ---------
                                                                                          $ 409,652
                                                                                          =========


TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--


                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLAR SOLD          FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
            $   281,764                 177,484  Euro Currency       April 2000           $   808
                 95,508                  60,168  Pound Sterling      April 2000               286
                                                                                          -------
                                                                                          $ 1,094
                                                                                          =======


TRANSACTION HEDGES: FOREIGN CURRENCY SALES--


                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLAR SOLD          FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
           $   33,916                    35,493  Euro Currency       April 2000           $    (70)
                4,467                    34,777  Hong Kong Dollar    April 2000                  0
                9,571                    74,523  Hong Kong Dollar    April 2000                  0
              186,965                19,730,460  Japanese Yen        April 2000             (5,218)
              105,301                11,079,796  Japanese Yen        April 2000             (2,621)
               39,959                    80,595  New Zealand Dollar  April 2000                (24)
              702,864                   443,112  Pound Sterling      April 2000             (2,614)
                                                                                          --------
                                                                                          $(10,547)
                                                                                          ========


At March 31, 2000, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

                                                  THE OAKMARK FAMILY OF FUNDS 57

--------------------------------------------------------------------------------
              THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)

 ................................................................................

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--

No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS--

The Funds have an unsecured line of credit with a syndication of banks. It is a committed line of $300 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. As of March 31, 2000, there were no outstanding borrowings.

2. TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets, .85% on the next $5 billion of net assets, and .80% on the excess of $10 billion of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets, and .90% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion, .95% on the next $500 million, .90% on the next $500 million, .85% on the next $500 million, .80% on the next $2.5 million of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.25% on the first $1 billion of net assets, 1.15% on the next $500 million, 1.10% on the next $500 million, 1.05% on the next $500 million, and 1% on the excess of $2.5 billion. Equity and Income pays .75% of net assets, Int'l Small Cap pays 1.25% of net assets, and Global pays 1.00% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.5% for domestic funds, 2.0% for international funds, and 1.75% for The Global Fund.

In connection with the organization of the Funds, expenses of approximately $146,500 and $47,000 were advanced to Oakmark and International, approximately $7,283 each to Small Cap, Equity and Income and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2000 for Small Cap, Equity and Income and Int'l Small Cap, and October, 2001 for Select. Oakmark and International have fully amortized all organization expenses.

During the twelve months ended March 31, 2000, the Funds incurred brokerage commissions of $4,765,046, $1,970,164, $430,363, $91,585, $177,124, $1,876,722,
amd $262,991 of which $1,600,477, $601,043, $106,188, $41,177, $57,179, $0, and
$0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.



58 THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
              THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)

 ................................................................................


3. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):


                                                        SIX MONTHS ENDED MARCH 31, 2000
                                        -------------------------------------------------------------------------------------------
                                                                 EQUITY &                                             INT'L SMALL
                                        OAKMARK       SELECT    SMALL CAP       INCOME       GLOBAL    INTERNATIONAL      CAP
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                               6,430       17,874        1,832          380        1,156        5,118        2,412
Shares issued in
   reinvestment of
   dividends                             21,629       15,744            0          463            3        1,898          656

Less shares redeemed                    (77,434)     (37,087)     (14,214)      (1,209)      (1,102)     (14,047)      (6,328)
                                       --------      -------      -------       ------       ------      -------       ------

Net increase (decrease) in
   shares outstanding                   (49,375)      (3,469)     (12,382)        (366)          57       (7,031)      (3,260)
                                       ========      =======      =======       ======       ======      =======       ======


                                                 TWELVE MONTHS ENDED SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------
                                                                 EQUITY &                                             INT'L SMALL
                                        OAKMARK       SELECT    SMALL CAP       INCOME       GLOBAL    INTERNATIONAL      CAP
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                             22,559       32,332       18,587        1,449        2,623       27,499         21,542
Shares issued in
   reinvestment of dividends            10,299        2,853          298          112            0        6,003            178
Less shares redeemed                  (100,457)     (30,105)     (36,338)      (1,842)         (15)     (47,902)       (16,944)
                                      --------      -------      -------       ------       ------      -------         ------

Net increase
   (decrease) in
   shares outstanding                  (67,599)       5,080      (17,453)        (281)       2,608      (14,400)         4,776
                                      ========      =======      =======       ======       ======      =======         ======


4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):


                                                                 EQUITY &                                             INT'L SMALL
                                        OAKMARK       SELECT    SMALL CAP       INCOME       GLOBAL    INTERNATIONAL      CAP
-----------------------------------------------------------------------------------------------------------------------------------
           Purchases                     $649,635   $392,575     $ 40,917      $15,944     $25,272      $262,741        $19,964
           Proceeds from sales         $2,310,069   $772,559     $222,938      $26,482     $25,479      $380,793        $62,744



                                                  THE OAKMARK FAMILY OF FUNDS 59

--------------------------------------------------------------------------------
              THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)

 ................................................................................


5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 2000 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND


                                                                     PURCHASE        SALES            DIVIDEND       MARKET VALUE
           AFFILIATES                                                 (COST)        PROCEEDS           INCOME       MARCH 31, 2000
           -----------------------------------------------------------------------------------------------------------------------
           AC Nielsen Corporation                                       $ 0       $21,436,839           $ 0           $83,565,000
                                                                        ---       -----------           ---           -----------
           TOTALS                                                       $ 0       $21,436,839           $ 0           $83,565,000

Summary of Transactions with Affiliated Companies
The Oakmark Select Fund


                                                                     PURCHASE        SALES            DIVIDEND       MARKET VALUE
           AFFILIATES                                                 (COST)        PROCEEDS           INCOME       MARCH 31, 2000
           -----------------------------------------------------------------------------------------------------------------------
           US Industries, Inc.                                    $ 2,912,258    $27,182,892       $  760,745       $ 72,255,825
           USG Corporation                                         11,264,597     12,477,289        1,056,720        146,068,312
                                                                   ----------     ----------        ---------        -----------
           TOTALS                                                 $14,176,855    $39,660,181       $1,817,465       $218,324,137

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND


                                                                     PURCHASE        SALES            DIVIDEND       MARKET VALUE
           AFFILIATES                                                 (COST)        PROCEEDS           INCOME       MARCH 31, 2000
           -----------------------------------------------------------------------------------------------------------------------
           Barry (R.G.) Corporation                                  $     0       $ 59,398           $     0        $ 2,970,000
           Finger Lakes Financial Corp.                                    0         56,248            22,140          1,260,656
           Sames Corporation                                               0        157,333                 0          3,390,000
           Ugly Duckling Corporation                                       0              0                 0         13,453,125
                                                                     -------       --------           -------         ----------
           TOTALS                                                    $     0       $272,979           $22,140        $21,073,781



60 THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
              THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)

 ................................................................................

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND


                                                                     PURCHASE        SALES            DIVIDEND       MARKET VALUE
           AFFILIATES                                                 (COST)        PROCEEDS           INCOME       MARCH 31, 2000
           -----------------------------------------------------------------------------------------------------------------------
           Banco Latinoamericano de Exportaciones, S.A.
              Class E                                              $  443,700   $  3,045,448      $1,591,000       $  30,681,700
           Chargeurs SA                                                     0      8,287,042               0          28,869,002
           Dongah Tire Industry Company                                     0              0         222,263           4,513,639
           Fila Holding S.p.A.                                      1,824,332              0               0          20,473,950
           Keumkang Ltd.                                                    0      1,467,014         348,029          13,711,206
           Lotte Chilsung Beverage Company                                  0              0          32,524           4,405,429
           Nufarm Limited                                           1,403,176              0               0          21,439,531
           Somerfield plc                                          29,313,238              0         813,479          32,229,884
                                                                   ----------   ------------         -------          ----------

           TOTALS                                                 $32,984,446    $12,799,504      $3,007,295        $156,324,341

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND


                                                                     PURCHASE        SALES            DIVIDEND       MARKET VALUE
           AFFILIATES                                                 (COST)        PROCEEDS           INCOME       MARCH 31, 2000
           -----------------------------------------------------------------------------------------------------------------------
Designer Textiles (NZ) Limited                                    $         0    $         0         $    11,154      $   281,983
Mainfreight Limited                                                   115,895         15,170             167,324        3,905,493
Matichon Public Company Limited,

   Foreign Shares                                                           0              0                   0        3,532,185
NSC Groupe                                                                  0      1,118,301                   0        4,251,330
                                                                  -----------    -----------         -----------      -----------
TOTALS                                                            $   115,895    $ 1,133,471         $   178,478      $11,970,991



                                                  THE OAKMARK FAMILY OF FUNDS 61

--------------------------------------------------------------------------------
    THE OAKMARK FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             ELEVEN
                                          SIX MONTHS   YEAR        YEAR      MONTHS
                                            ENDED      ENDED      ENDED       ENDED
                                          MARCH 31,  SEPTEMBER  SEPTEMBER   SEPTEMBER
                                            2000     30, 1999    30, 1998    30, 1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $   34.37   $   33.54  $   41.21   $   32.39
Income From Investment Operations:
   Net Investment Income (Loss)              0.25        0.44       0.47        0.36
   Net Gains or Losses on Securities
      (both realized and unrealized)        (4.86)       2.43      (1.73)      10.67
                                        ---------   ---------  ---------   ---------
   Total From Investment Operations:        (4.61)       2.87      (1.26)      11.03
Less Distributions:
   Dividends (from net investment
      income)                               (0.26)      (0.44)     (0.40)      (0.34)
   Distributions (from capital gains)       (4.74)      (1.60)     (6.01)      (1.87)
                                        ---------   ---------  ---------   ---------
   Total Distributions                      (5.00)      (2.04)     (6.41)      (2.21)
                                        ---------   ---------  ---------   ---------
Net Asset Value, End of Period          $   24.76   $   34.37  $   33.54   $   41.21
                                        =========   =========  =========   =========
Total Return                               (15.06)%      7.98%     (4.06)%     39.24%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million) $2,215.9    $4,772.8   $6,924.0    $6,614.9
   Ratio of Expenses to Average
      Net Assets                             1.22%*      1.11%      1.08%       1.08%*
   Ratio of Net Income (Loss) to
      Average Net Assets                     1.56%*      1.02%      1.22%       1.19%*
   Portfolio Turnover Rate                     21%         13%        43%         17%

                                                                                                 PERIOD
                                                           YEAR ENDED OCTOBER 31,                ENDED
                                        ------------------------------------------------------ OCTOBER 31,
                                            1996       1995       1994        1993     1992      1991(a)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $   28.47  $   25.21  $   24.18  $   17.11  $ 12.10    $10.00
Income From Investment Operations:
   Net Investment Income (Loss)              0.34       0.30       0.27       0.17    (0.03)    (0.01)
   Net Gains or Losses on Securities
                                        ---------  ---------  ---------  ---------  -------    ------
      (both realized and unrealized)         4.70       4.66       1.76       7.15     5.04      2.11
   Total From Investment Operations:         5.04       4.96       2.03       7.32     5.01      2.10
Less Distributions:
   Dividends (from net investment
      income)                               (0.28)     (0.23)     (0.23)     (0.04)       0         0
   Distributions (from capital gains)       (0.84)     (1.47)     (0.77)     (0.21)       0         0
                                        ---------  ---------  ---------  ---------  -------    ------
   Total Distributions                      (1.12)     (1.70)     (1.00)     (0.25)       0         0
                                        ---------  ---------  ---------  ---------  -------    ------
Net Asset Value, End of Period          $   32.39  $   28.47  $   25.21  $   24.18  $ 17.11    $12.10
                                        =========  =========  =========  =========  =======    ======
Total Return                                18.07%     21.55%      8.77%     43.21%   41.40%    87.10%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million) $3,933.9   $2,827.1   $1,677.3   $1,107.0   $114.7     $ 4.8
   Ratio of Expenses to Average
      Net Assets                             1.18%      1.17%      1.22%      1.32%    1.70%     2.50%(b)*
   Ratio of Net Income (Loss) to
      Average Net Assets                     1.13%      1.27%      1.19%      0.94%   (0.24)%   (0.66)%(c)*
   Portfolio Turnover Rate                     24%        18%        29%        18%       34%        0%

*Data has been annualized.

(a) The date which Fund shares were first offered for sale to the public was August 5, 1991.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c)  Computed giving effect to the Adviser's expense limitation undertaking.


62   THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
     THE OAKMARK SELECT FUND
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS
     ---------------------------------------------------------------------------

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       DECEMBER 31,                                     ELEVEN
                                                      SIX MONTHS          1999                                           MONTHS
                                                         ENDED           THROUGH         YEAR ENDED    YEAR ENDED        ENDED
                                                    MARCH 31, 2000    MARCH 31, 2000   SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                                                        CLASS I        CLASS II (a)         1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   20.92           $18.42       $   16.76      $   16.34         $ 10.00
Income From Investment Operations:
   Net Investment Income (Loss)                             0.06             0.03            0.20           0.03           (0.01)
   Net Gains or Losses on Securities (both
     realized and unrealized)                               3.01             1.60            4.72           0.56            6.35
                                                       ---------           ------       ---------      ---------         -------
   Total From Investment Operations:                        3.07             1.63            4.92           0.59            6.34
Less Distributions:
   Dividends (from net investment income)                  (0.20)            0.00           (0.05)             0               0
   Distributions (from capital gains)                      (3.72)            0.00           (0.71)         (0.17)              0
                                                       ---------           ------       ---------      ---------         -------
   Total Distributions                                     (3.92)            0.00           (0.76)         (0.17)              0
Net Asset Value, End of Period                         $   20.07           $20.05       $   20.92      $   16.76         $ 16.34
                                                       =========           ======       =========      =========         =======
Total Return                                               16.52%            8.85%          30.07%          3.64%          69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                $1,497.7            $ 4.6        $1,638.9       $1,227.9          $514.2
   Ratio of Expenses to Average Net Assets                  1.18%*           1.36%*          1.16%          1.22%           1.12%*
   Ratio of Net Income (Loss) to Average Net Assets         0.71%*            .33%*          0.98%         17.00%          (0.11)%*
   Portfolio Turnover Rate                                    27%              27%             67%            56%             37%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was December 31, 1999.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                THE OAKMARK FAMILY OF FUNDS   63

--------------------------------------------------------------------------------
     THE OAKMARK SMALL-CAP FUND
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS
     ---------------------------------------------------------------------------

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS                                  ELEVEN MONTHS      YEAR
                                                         ENDED       YEAR ENDED     YEAR ENDED        ENDED          ENDED
                                                       MARCH 31,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   OCTOBER 31,
                                                         2000           1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $ 13.88        $ 12.63        $ 20.34     $   13.19        $ 10.00
Income From Investment Operations:
   Net Investment Income (Loss)                             0.00          (0.16)         (0.12)        (0.01)         (0.02)
   Net Gains or Losses on Securities (both
     realized and unrealized)                              (0.49)          1.50          (4.73)         7.16           3.21
                                                         -------        -------        -------     ---------        -------
   Total From Investment Operations:                       (0.49)          1.34          (4.85)         7.15           3.19
Less Distributions:
   Dividends (from net investment income)                   0.00           0.00              0             0              0
   Distributions (from capital gains)                       0.00          (0.09)         (2.86)            0              0
                                                         -------        -------        -------     ---------        -------
   Total Distributions                                      0.00          (0.09)         (2.86)            0              0
                                                         -------        -------        -------     ---------        -------
Net Asset Value, End of Period                           $ 13.39        $ 13.88        $ 12.63     $   20.34        $ 13.19
                                                         =======        =======        =======     =========        =======
Total Return                                               (3.53)%        10.56%        (26.37)%       59.14%         31.94%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                  $255.8         $437.1         $618.0      $1,513.4         $218.4
   Ratio of Expenses to Average Net Assets                  1.50%*(a)      1.48%          1.45%         1.37%*         1.61%
   Ratio of Net Income (Loss) to Average Net Assets        (0.46)%*(a)    (0.44)%        (0.40)%       (0.25)%*       (0.29)%
   Portfolio Turnover Rate                                    13%            68%            34%           27%            23%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                          MARCH 31,
                                                            2000
--------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                  1.57%
   Ratio of Net Income (Loss) to Average Net Assets        (0.53)%


64   THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
     THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS
     ---------------------------------------------------------------------------

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS                                  ELEVEN MONTHS      YEAR
                                                         ENDED       YEAR ENDED     YEAR ENDED        ENDED          ENDED
                                                       MARCH 31,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   OCTOBER 31,
                                                         2000           1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $15.68        $13.99       $14.49         $11.29          $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                             0.22          0.43         0.29           0.21            0.10
   Net Gains or Losses on Securities (both
     realized and unrealized)                               0.95          1.68         0.04           3.24            1.19
                                                          ------        ------       ------         ------          ------
   Total From Investment Operations:                        1.17          2.11         0.33           3.45            1.29
Less Distributions:
   Dividends (from net investment income)                  (0.45)        (0.21)       (0.24)         (0.12)              0
   Distributions (from capital gains)                      (1.36)        (0.21)       (0.59)         (0.13)              0
                                                          ------        ------       ------         ------          ------
   Total Distributions                                     (1.81)        (0.42)       (0.83)         (0.25)              0
Net Asset Value, End of Period                            $15.04        $15.68       $13.99         $14.49          $11.29
                                                          ======        ======       ======         ======          ======
Total Return                                                8.02%        15.32%        2.57%         34.01%*         12.91%
Ratios/Supplemental Data:
     Net Assets, End of Period ($million)                 $52.3         $60.3        $57.7          $33.5           $13.8
   Ratio of Expenses to Average Net Assets                  1.21%*        1.18%        1.31%          1.50%*(a)       2.50%(a)
   Ratio of Net Income (Loss) to Average Net Assets         3.21%*        2.65%        2.39%          2.38%*(a)       1.21%(a)
   Portfolio Turnover Rate                                    29%           81%          46%            53%             66%


*Data has been annualized

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                    SEPTEMBER 30,  OCTOBER 31,
                                                                        1997          1996
---------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                               1.70%        2.64%
   Ratio of Net Income (Loss) to Average Net Assets                      2.18%        1.08%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                 THE OAKMARK FAMILY OF FUNDS  65

--------------------------------------------------------------------------------
     THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS
     ---------------------------------------------------------------------------

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                SIX MONTHS ENDED  YEAR ENDED
                                                                    MARCH 31,    SEPTEMBER 30,
                                                                       2000         1999(a)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 9.18       $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                         0.05         0.01
   Net Gains or Losses on Securities (both
     realized and unrealized)                                           0.83        (0.83)
                                                                      ------       ------
   Total From Investment Operations:                                    0.88        (0.82)
Less Distributions:
   Dividends (from net investment income)                              (0.01)        0.00
   Distributions (from capital gains)                                   0.00         0.00
                                                                      ------       ------
   Total Distributions                                                 (0.01)        0.00
Net Asset Value, End of Period                                        $10.05       $ 9.18
                                                                      ======       ======
Total Return                                                            9.59%       (8.18)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                               $26.8        $24.0*
   Ratio of Expenses to Average Net Assets                              1.75%*(b)    1.75%*(b)
   Ratio of Net Income (Loss) to Average Net Assets                     0.52%*(b)    0.98%*(b)
   Portfolio Turnover Rate                                                96%           7%

*Data has been annualized

(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                          MARCH 31,   SEPTEMBER 30,
                                                                            2000          1999
--------------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                                  1.87%        2.22%
   Ratio of Net Income (Loss) to Average Net Assets                         0.40%        0.51%


66   THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
     THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS
     ---------------------------------------------------------------------------

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      NOVEMBER 4,
                                                        1999                                            ELEVEN
                                     SIX MONTHS        THROUGH                                          MONTHS
                                        ENDED          MARCH 31,     YEAR ENDED       YEAR ENDED         ENDED
                                   MARCH 31, 2000        2000       SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                       CLASS I        CLASS II(b)       1999             1998             1997
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $ 13.95        $14.36        $ 10.42           $18.77        $   14.92
Income From Investment Operations:
   Net Investment Income (Loss)            0.11          0.19           0.36             0.41             0.27
   Net Gains or Losses on Securities
      (both realized and unrealized)       1.10          0.60           4.19            (5.32)            3.74
                                        -------        ------        -------           ------        ---------
   Total From Investment Operations:       1.21          0.79           4.55            (4.91)            4.01
Less Distributions:
   Dividends (from net
   investment income)                     (0.49)        (0.49)         (0.24)           (0.58)           (0.16)
   Distributions (from capital gains)      0.00          0.00          (0.78)           (2.86)               0
                                        -------        ------        -------           ------        ---------
   Total Distributions                    (0.49)         0.00          (1.02)           (3.44)           (0.16)
                                        -------        ------        -------           ------        ---------
Net Asset Value, End of Period          $ 14.67        $14.66        $ 13.95          $ 10.42        $   18.77
                                        =======        ======        =======          =======        =========
Total Return                               8.85%         5.67%         46.41%          (29.90)%          29.63%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million) $750.0         $ 0.1         $811.1           $756.1         $1,647.3
   Ratio of Expenses to Average
      Net Assets                           1.30%*        1.69%*         1.29%            1.32%            1.26%*
   Ratio of Net Income (Loss) to
      Average Net Assets                   1.68%*        1.87%*         1.94%            1.95%            2.09%*
   Portfolio Turnover Rate                   35%           35%            54%              43%              61%

                                                   YEAR ENDED OCTOBER 31,
                                         --------------------------------------------  PERIOD ENDED
                                                                                        OCTOBER 31,
                                            1996       1995         1994       1993       1992(a)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $   12.97    $ 14.50     $   14.09     $ 9.80     $10.00
Income From Investment Operations:
   Net Investment Income (Loss)              0.09       0.30          0.21       0.06       0.26
   Net Gains or Losses on Securities
      (both realized and unrealized)         2.90      (0.77)         0.43       4.48      (0.46)
                                        ---------    -------     ---------     ------     ------
   Total From Investment Operations:         2.99      (0.47)         0.64       4.54       (0.2)
Less Distributions:
   Dividends (from net
   investment income)                           0          0         (0.08)     (0.25)         0
   Distributions (from capital gains)       (1.04)     (1.06)        (0.15)         0          0
                                        ---------    -------     ---------     ------     ------
   Total Distributions                      (1.04)     (1.06)        (0.23)     (0.25)         0
                                        ---------    -------     ---------     ------     ------
Net Asset Value, End of Period          $   14.92    $ 12.97     $   14.50    $ 14.09     $ 9.80
                                        =========    =======     =========    =======     ======
Total Return                                24.90%     (3.06)%        4.62%     47.49%    (22.81)%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million) $1,172.8     $819.7      $1,286.0     $815.4      $ 23.5
   Ratio of Expenses to Average
      Net Assets                             1.32%       1.40%        1.37%      1.26%      2.04%*
   Ratio of Net Income (Loss) to
      Average Net Assets                     1.45%       1.40%        1.44%      1.55%     37.02%*
   Portfolio Turnover Rate                     42%         26%          55%        21%         0%


*Data has been annualized.

(a) The date which Fund shares were first offered for sale to the public was September 30, 1992.
(b) The date which Class II shares were first sold to the public was November 4, 1999.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                THE OAKMARK FAMILY OF FUNDS   67

--------------------------------------------------------------------------------
     THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS
     ---------------------------------------------------------------------------

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS                                  ELEVEN MONTHS      YEAR
                                                         ENDED       YEAR ENDED     YEAR ENDED        ENDED          ENDED
                                                       MARCH 31,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   OCTOBER 31,
                                                         2000           1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $ 12.64       $  6.89       $12.20          $11.41         $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                             0.01          0.20         0.18            0.13           0.04
   Net Gains or Losses on Securities (both
     realized and unrealized)                              (0.07)         5.75        (4.09)           1.10           1.37
                                                         -------       -------       ------          ------         ------
   Total From Investment Operations:                       (0.06)         5.95        (3.91)           1.23           1.41
Less Distributions:
   Dividends (from net investment income)                  (0.11)        (0.20)       (0.06)          (0.08)          0
   Distributions (from capital gains)                      (0.59)         0.00        (1.34)          (0.36)          0
                                                         -------       -------       ------          ------         ------
   Total Distributions                                     (0.70)        (0.20)       (1.40)          (0.44)          0
Net Asset Value, End of Period                           $ 11.88       $ 12.64       $ 6.89          $12.20         $11.41
                                                         =======       =======       ======          ======         ======
Total Return                                               (0.34)%       88.02%      (35.20)%         12.07%        *14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                  $107.3        $155.4        $51.8           $66.0          $39.8
   Ratio of Expenses to Average Net Assets                  1.73%*        1.79%        1.96%           1.93%*         2.50%(a)
   Ratio of Net Income (Loss) to Average Net Assets         1.33%*        2.31%        2.17%           1.23%*         0.65%(a)
   Portfolio Turnover Rate                                    16%          126%          69%             63%            27%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                 OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                                             2.65%
   Ratio of Net Income (Loss) to Average Net Assets                                    0.50%

68   THE OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS

      TRUSTEES AND OFFICERS
      --------------------------------------------------------------------------

      TRUSTEES
         Michael J. Friduss
         Thomas H. Hayden
         Christine M. Maki
         Victor A. Morgenstern
         Allan J. Reich
         Marv Rotter
         Burton W. Ruder
         Peter S. Voss
         Gary Wilner, M.D.

      OFFICERS
         Victor A. Morgenstern--CHAIRMAN
         Robert M. Levy--PRESIDENT
         James P. Benson--VICE PRESIDENT
         Henry R. Berghoef--VICE PRESIDENT
         Kevin G. Grant--VICE PRESIDENT
         David G. Herro--VICE PRESIDENT
         Gregory L. Jackson--VICE PRESIDENT
         Clyde S. McGregor--VICE PRESIDENT
         William C. Nygren--VICE PRESIDENT
         Steven J. Reid--VICE PRESIDENT
         Edward A. Studzinski--VICE PRESIDENT
         Michael J. Welsh--VICE PRESIDENT
         Anita M. Nagler--SECRETARY
         Ann W. Regan--VICE PRESIDENT
           SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
         Kristi L. Rowsell--TREASURER
         John J. Kane--ASSISTANT TREASURER

      OTHER INFORMATION

      INVESTMENT ADVISER
         Harris Associates L.P.
         Two North LaSalle Street
         Chicago, Illinois 60602-3790

      TRANSFER AGENT
         Nvest Services Company, Inc.
         Attention: The Oakmark Family of Funds
         P.O. Box 8510
         Boston, Massachusetts 02266-8510

      LEGAL COUNSEL
         Bell, Boyd & Lloyd
         Chicago, Illinois

      INDEPENDENT PUBLIC ACCOUNTANTS
         Arthur Andersen LLP
         Chicago, Illinois

      FOR MORE INFORMATION:
         Please call 1-800-OAKMARK
         (1-800-625-6275)
         or 617-578-1329

      WEBSITE
         www.oakmark.com

      24-HOUR NAV HOTLINE
         1-800-GROWOAK (1-800-476-9625)

      E-MAIL ADDRESS
         ServiceComments@oakmark.com




This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

--------------------------------------------------------------------------------



                                  P.O. Box 8510
                              Boston, MA 02266-8510

--------------------------------------------------------------------------------

                                     [LOGO]
                                    OAKMARK
                                FAMILY OF FUNDS

                                  1-800-OAKMARK
                                 www.oakmark.com